UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07173

T. Rowe Price Personal Strategy Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2012

Item 1. Report to Shareholders

Personal Strategy Balanced Fund	May 31, 2012

The views and opinions in this report were current as of May 31, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Large-cap U.S. stocks were little changed for the 12 months ended May 31, 2012, as moderate gains in the latter half of the period largely offset earlier losses. Market volatility was high, driven by Europe’s long-simmering sovereign debt crisis and moderating economic growth in the U.S. and key emerging markets. Domestic bonds produced good returns over the closing six months of the period and performed well for the year. Longer-term U.S. Treasuries and municipal securities were among the strongest areas, supported by a flight to quality and sharp decline in long-term interest rates. Non-U.S. equities from developed and emerging markets fell sharply over the year in U.S. dollar terms, though the losses moderated somewhat in the latter six months. The Personal Strategy Funds generated modest six-month gains in this unpredictable environment, but they were not enough to overcome weaker results in the first half of the period.

MARKET ENVIRONMENT

The U.S. economy expanded modestly over the last year, proving resilient against a backdrop of ongoing political and economic turmoil in Europe and decelerating growth in key developing economies, including China, Brazil, and India. The domestic manufacturing sector was reasonably strong, and job growth accelerated in the early months of 2012 before moderating in the spring. The housing market continued to be sluggish, however, and unemployment remained stubbornly elevated. The Federal Reserve maintained highly accommodative monetary policies to support the economy, keeping the fed funds target rate near 0% and indicating that short-term interest rates would remain very low through late 2014.

U.S. stocks fell in the initial months of our full-year reporting period as the U.S. and European economies weakened and the European sovereign debt crisis intensified. Shares bottomed in early October, then rallied significantly through the spring as the U.S. economy strengthened and hopeful signs emerged from Europe. Stocks fell sharply in the final month of the period, however, amid signs of further deterioration in the eurozone’s long-running debt crisis. The large-cap S&P 500 Index gained 6.23% for the latter half of the period but fell slightly for the year. Large-cap stocks outperformed their smaller counterparts for the year, led by the traditionally defensive utilities and telecommunication services sectors. The economically sensitive energy and materials sectors posted double-digit losses.

Non-U.S. stocks fell significantly over the last year, though losses in the first half of the period were significantly greater than in the second half. The MSCI All Country World Index ex USA Index returned -3.73% and -20.11% for the 6- and 12-month periods, respectively. The MSCI Emerging Markets Index declined slightly in the closing half of the fiscal year, but steep first-half losses contributed to a double-digit decline for the full year. Developed and developing European markets were among the weakest performers as bond yields and government debt burdens in peripheral eurozone countries increased and economies weakened in response to austerity measures. Established and emerging Asian markets held up somewhat better in U.S. dollar terms but still recorded steep losses.

U.S. bonds generated good overall returns over the last year. Long-term Treasury bond yields plunged to historic lows and prices soared as slower global growth and occasional flare-ups in the European debt crisis prompted investors to favor less risky investments. Shorter-term Treasury yields continued to grind their way closer to 0.0%. Municipal and investment-grade corporate securities also produced excellent returns, while mortgage- and asset-backed securities rose modestly. High yield bonds were strong over the second half of the year and closed the full year in positive territory; however, they lagged investment-grade debt for the year due to weakness in the first six months of the period.

PORTFOLIO REVIEW AND POSITIONING

Stocks
An overweight to stocks versus bonds helped performance in the six months since our last report, but it was not enough to completely offset a negative impact in the first half of the funds’ fiscal year. Domestic large-cap growth stocks were among the funds’ strongest absolute performers over both halves of the year, outpacing their style-specific benchmark by a comfortable margin. Apple—the largest stock holding in each of the funds—was a standout performer. The company continues to report strong growth despite the passing of its iconic founder, Steve Jobs, and the launch of the company’s iPhone 5 could provide a further boost to its share price. Google was one of our biggest contributors in the first half of the year but weighed on results in the second half, due in part to unexpectedly weak growth in the U.S. and Europe. Despite short-term concerns about a slowing U.S. economic recovery and a nascent recession in Europe, Google remains the world’s premier search engine and should continue to be a market leader over the long term. Our large-cap value shares rose in absolute terms but underperformed their style-specific benchmark over the second half of the fiscal year. They weighed on absolute and relative results for the full year. Energy stocks, in particular, hurt results as expectations for global economic growth moderated in the latter half of the reporting period. Energy equipment and service providers Schlumberger and Baker Hughes were among the portfolio’s weaker performers, as was coal producer Peabody Energy. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We are overweight stocks versus bonds, although we reduced the size of the overweight modestly in the latter half of the reporting period. Corporate profit growth has been resilient despite modest economic growth. Profit margins have been buoyed by cautious hiring and capital expenditure trends. While earnings growth is likely to decelerate in 2012, equity valuations appear attractive relative to historical levels. Stocks offer dividend yields that are competitive with bond yields in many cases. We favor domestic growth stocks over value stocks. A low-growth economy typically benefits growth stocks more than value as growth companies tend to rely less on a strong economy to increase corporate earnings. Valuations currently favor large-cap stocks over small-caps as the latter’s solid performance in recent years has reinforced the rich pricing in the small-cap universe.

U.S. economic growth prospects appear better than those of overseas developed markets, but we remain neutral between the two as the stronger growth has been priced into current U.S. stock valuations. We are overweight emerging markets equities relative to developed equity markets. Though their growth may be slowing, emerging economies enjoy superior intermediate- and long-term growth prospects. They also face fewer headwinds due to debt and fiscal issues and have more flexibility to respond to any economic and fiscal challenges that may arise.

Our exposure to real assets stocks detracted from relative results. We reduced our allocation relative to global equities, as the prospects for muted global economic growth may weigh on commodity prices. Over the long term, however, exposure to energy and natural resources, real estate, basic materials, equipment, utilities and infrastructure, and commodities should expand the funds’ broad diversification and position them to perform well under a variety of market conditions, including periods of rising inflation.

Bonds
Our broad fixed income allocation generated good returns overall in the closing six months of the fiscal year and outperformed its benchmark. Diversifying sectors such as high yield bonds and emerging market bonds, which are not included in the benchmark Barclays U.S. Aggregate Bond Index, were strong contributors to performance over the last six months. Our fixed income investments were also positive for the full year but underperformed the Barclays index, which benefited from a more significant representation of higher-quality Treasury bonds. Overseas dollar-denominated debt weighed on results against our benchmark over both periods, undermined by a strengthening U.S. dollar versus many developed market currencies, particularly the euro, in a broad-based flight to quality.

We are overweight high yield relative to investment-grade bonds. Yield spreads have narrowed but remain attractive relative to other sectors in this low-yield environment, particularly given the prospects for slow economic improvement. In addition, many high yield issuers have improved their financial conditions significantly since the 2008 global financial crisis, taking advantage of low interest rates to refinance debt and extend maturities. The tendency for high yield debt to be less sensitive to changes in interest rates is appealing given that interest rates are generally near historical lows. We are overweight emerging markets debt versus U.S. investment-grade bonds, with the latter offering negative real yields despite subdued inflation, in many cases. Slower global growth prospects have eased inflationary concerns in emerging markets, and the favorable fiscal positioning of many emerging market sovereign issuers stands in contrast to the budget and funding challenges faced by many developed markets. We increased our underweight to nondollar bonds relative to U.S. investment-grade bonds. Although U.S. monetary policy and persistent budget deficits are likely to weigh on the dollar going forward, it benefits as a defensive currency in periods of heightened risk aversion.

PERFORMANCE COMPARISON

Personal Strategy Income Fund

The Personal Strategy Income Fund returned 3.55% and -0.94% for the 6- and 12-month periods ended May 31, 2012, respectively. As shown in the Performance Comparison table, the fund outpaced its combined index portfolio and performed in line with its Morningstar and Lipper indices for the six-month period, but it modestly trailed its benchmarks for the fiscal year.

Security selection helped results in the six months since our last report as the majority of underlying portfolios outperformed their respective benchmarks. Among equities, our large-cap growth portfolio was particularly strong versus its benchmark, while our investment-grade bonds performed well in the fund’s fixed income allocation. The fund’s large-cap value and emerging market stocks weighed modestly on results. Our emphasis on stocks over bonds also helped relative performance, as did our focus on large-cap over small-cap stocks and our preference for high yield bonds versus investment-grade bonds. Diversifying allocations to sectors not included in the fund’s broad equity and fixed income benchmarks produced mixed results. Our inclusion of real asset stocks and non-U.S. dollar-denominated bonds from developed markets weighed on results, while our high yield allocation boosted performance. Please see the Portfolio Review and Positioning section for more information.

The fund’s target allocation to equities was 45.0% at the end of the current reporting period versus 45.5% on November 30, 2011. The target allocation to bonds and cash was 55.0% at the end of the period versus 54.5% on November 30, 2011. The actual allocations may differ from the target allocations due to time horizon, market conditions, trading environment, and other factors.

Personal Strategy Balanced Fund

The Personal Strategy Balanced Fund returned 3.74% and -2.57% for the 6- and 12-month periods ended May 31, 2012, respectively. As shown in the Performance Comparison table, the fund outpaced its benchmarks for the six-month period. For the full year, the fund lagged its combined index portfolio and was roughly in line with the Morningstar and Lipper indices.

Security selection helped results in the six months since our last report as the majority of underlying portfolios outperformed their respective benchmarks. Among equities, our large-cap growth portfolio was particularly strong versus its benchmark, while our investment-grade bonds performed well in the fund’s fixed income allocation. The fund’s large-cap value and emerging market stocks weighed modestly on results. Our emphasis on stocks over bonds also helped relative performance, as did our focus on large-cap over small-cap stocks and our preference for high yield bonds versus investment-grade bonds. Diversifying allocations to sectors not included in the fund’s broad equity and fixed income benchmarks produced mixed results. Our inclusion of real asset stocks and non-U.S. dollar-denominated bonds from developed markets weighed on results, while our high yield allocation boosted performance. Please see the Portfolio Review and Positioning section for more information.

The fund’s target allocation to equities was 65.0% at the end of the current reporting period versus 65.5% on November 30, 2011. The target allocation to bonds and cash was 35.0% at the end of the period versus 34.5% on November 30, 2011. The actual allocations may differ from the target allocations due to time horizon, market conditions, trading environment, and other factors.

Personal Strategy Growth Fund

As shown in the Performance Comparison table, the Personal Strategy Growth Fund returned 3.56% and -4.91% for the 6- and 12-month periods ended May 31, 2012, respectively. For the six-month period, the fund outpaced the Morningstar index and performed roughly in line with its combined index portfolio and Lipper peer group index. The fund also outperformed the Morningstar index for the full year but lagged the combined index portfolio and Lipper index.

Security selection helped results in the six months since our last report as the majority of underlying portfolios outperformed their respective benchmarks. Among equities, our large-cap growth portfolio was particularly strong versus its benchmark, and our small-cap stocks contributed to a lesser extent. On the fixed income side, our investment-grade bonds performed well versus their style-specific benchmark. The fund’s large-cap value and emerging market stocks weighed modestly on results. Our emphasis on large-cap over small-cap stocks also helped relative performance, as did our preference for high yield bonds versus investment-grade bonds. Diversifying allocations to sectors not included in the fund’s broad equity and fixed income benchmarks produced mixed results. Our inclusion of real asset stocks and non-U.S. dollar-denominated bonds from developed markets weighed on results, while our high yield allocation boosted performance slightly. Please see the Portfolio Review and Positioning section for more information.

The fund’s target allocation to equities was 85.0% at the end of the current reporting period versus 85.5% on November 30, 2011. The target allocation to bonds and cash was 15.0% at the end of the period versus 14.5% on November 30, 2011. The actual allocations may differ from the target allocations due to time horizon, market conditions, trading environment, and other factors.

OUTLOOK

We expect modest U.S. economic growth in the coming quarters as economic data show moderate improvement, though significant risks remain. Recent data point to improvement in the U.S. unemployment rate, but it remains elevated. Continued job and income growth are essential for a self-sustaining recovery, particularly given the headwind of uncertain fiscal policy. There is also a risk that the U.S. economy goes off a “fiscal cliff” of Draconian spending cuts and tax increases in 2013 if Congress and the President are not able to agree on budget matters—a situation exacerbated by a potentially polarizing political environment heading into this fall’s elections.

Growth expectations vary widely outside the U.S. Much of Europe is in recession, and growth is slowing in emerging markets. Political turmoil in Europe has raised questions about the popular will for maintaining austerity programs. Clearly, a disruptive breakup of the eurozone would have a major impact on the world economy and could cause even more capital flight to safe havens in stable, developed economies. The European Central Bank’s long-term refinancing operations in December and February, which provided inexpensive three-year loans to hundreds of European banks, helped to stabilize financial markets by reducing liquidity risk. However, Europe still faces a long road to economic normalcy. The potential for weaker growth in key emerging markets such as China, Brazil, and India may lead to renewed caution on the part of investors.

There are reasons for optimism, though. Although economic growth in emerging markets appears to be slowing, it remains robust. In Europe, the Greek crisis should serve as a wake-up call for policymakers to craft workable solutions to the economic and fiscal troubles plaguing the Continent. Corporate balance sheets and earnings remain strong even as earnings growth decelerates. Against a backdrop of diminishing productivity gains, companies may increase employment and investment to meet incrementally rising demand, while the potential for lower energy prices should provide further support. Equity valuations are attractive relative to historical levels, and stocks offer dividend yields that, in many cases, are competitive with bond yields.

Market volatility is likely to remain high in the face of these ongoing economic and political uncertainties in the U.S. and abroad. While no investment can be protected from every negative scenario, we believe that a highly diversified portfolio and a focus on careful research improve our opportunity for success.

Respectfully submitted,

Charles Shriver
Portfolio manager and chairman of the funds’ Investment
Advisory Committee

June 20, 2012

The committee chairman has day-to-day responsibility for managing the portfolios and works with committee members in developing and executing the funds’ investment programs.

RISKS OF INVESTING

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Barclays Global Aggregate Ex-U.S. Dollar Bond Index: Tracks the performance of government, corporate, agency, and mortgage-related bonds in Europe, the Asia-Pacific region, and Canada.

Barclays U.S. Aggregate Bond Index: An unmanaged index that tracks investment-grade bonds, including corporate, government, and mortgage-backed securities.

Citigroup 3-Month Treasury Bill Index: An unmanaged index that tracks short-term U.S. government debt instruments.

Combined index portfolios: Unmanaged portfolios composed of the following underlying indexes as of May 31, 2012:

  Personal Strategy Income—40% stocks (29% Russell 3000 Index, 11% MSCI All Country World Index ex USA), 40% bonds (Barclays U.S. Aggregate Bond Index), and 20% money market securities (Citigroup 3-Month Treasury Bill Index).

  Personal Strategy Balanced—60% stocks (43% Russell 3000 Index, 17% MSCI All Country World Index ex USA), 30% bonds (Barclays U.S. Aggregate Bond Index), and 10% money market securities (Citigroup 3-Month Treasury Bill Index).

  Personal Strategy Growth—80% stocks (57% Russell 3000 Index, 23% MSCI All Country World Index ex USA) and 20% bonds (Barclays U.S. Aggregate Bond Index).

Credit Suisse High Yield Index: Tracks the performance of domestic noninvestment-grade corporate bonds.

Lipper Mixed-Asset Target Allocation Conservative Funds Index: A peer group benchmark that measures the performance of similar funds with a mix of between 20% and 40% equities, with the remainder invested in bonds and short-term investments.

Lipper Mixed-Asset Target Allocation Growth Funds Index: A peer group benchmark that measures the performance of similar funds with a mix of between 60% and 80% equities, with the remainder invested in bonds and short-term investments.

Lipper Mixed-Asset Target Allocation Moderate Funds Index: A peer group benchmark that measures the performance of similar funds with a mix of between 40% and 60% equities, with the remainder invested in bonds and short-term investments.

Morningstar Moderate Target Risk Index: Represents a portfolio of global equities (fixed at 60%), bonds, and other asset classes.

Morningstar Moderately Aggressive Target Risk Index: Represents a portfolio of global equities (fixed at 80%), bonds, and other asset classes.

Morningstar Moderately Conservative Target Risk Index: Represents a portfolio of global equities (fixed at 40%), bonds, and other asset classes.

MSCI All Country World Index ex USA: An index that measures equity market performance of developed and emerging countries, excluding the U.S.

MSCI Emerging Markets Index: A capitalization-weighted index of stocks from 26 emerging market countries that only includes securities that may be traded by foreign investors.

Russell 3000 Index: An index that tracks the performance of the 3,000 largest U.S. companies, representing approximately 98% of the investable U.S. equity market.

S&P 500 Index: An index that tracks the stocks of 500 primarily large-cap U.S. companies.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

## Financial Highlights

For a share outstanding throughout each period

| | Year Ended 5/31/12 | 5/31/11 | 5/31/10 | 5/31/09 | 5/31/08 |
|---|---|---|---|---|---|
| **NET ASSET VALUE** | | | | | |
| Beginning of period | $ 20.18 | $ 16.95 | $ 14.62 | $ 18.85 | $ 21.48 |
| Investment activities | | | | | |
| Net investment income[(1)] | 0.40[(2)] | 0.41[(2)] | 0.36[(2)] | 0.39[(2)] | 0.47[(2)] |
| Net realized and unrealized gain (loss) | (0.93) | 3.22 | 2.33 | (4.18) | (0.78) |
| Total from investment activities | (0.53) | 3.63 | 2.69 | (3.79) | (0.31) |
| Distributions | | | | | |
| Net investment income | (0.40) | (0.40) | (0.36) | (0.40) | (0.48) |
| Net realized gain | – | – | – | (0.04) | (1.84) |
| Total distributions | (0.40) | (0.40) | (0.36) | (0.44) | (2.32) |
| **NET ASSET VALUE** | | | | | |
| **End of period** | **$ 19.25** | **$ 20.18** | **$ 16.95** | **$ 14.62** | **$ 18.85** |

**Ratios/Supplemental Data**

| | | | | | |
|---|---|---|---|---|---|
| **Total return[(3)]** | **(2.57)%[(2)]** | **21.70%[(2)]** | **18.51%[(2)]** | **(20.08)%[(2)]** | **(1.45)%[(2)]** |
| Ratio of total expenses to average net assets | 0.63%[(2)] | 0.66%[(2)] | 0.68%[(2)] | 0.76%[(2)] | 0.73%[(2)] |
| Ratio of net investment income to average net assets | 2.10%[(2)] | 2.19%[(2)] | 2.14%[(2)] | 2.64%[(2)] | 2.37%[(2)] |
| Portfolio turnover rate | 65.5% | 55.1% | 44.4% | 62.4% | 73.3% |
| Net assets, end of period (in millions) | $ 1,539 | $ 1,693 | $ 1,454 | $ 1,148 | $ 1,536 |

(1) Per share amounts calculated using average shares outstanding method.

(2) See Note 6. Excludes expenses permanently waived 0.12%, 0.10%, 0.09%, 0.05%, and 0.03% of average net assets for the years 5/31/12, 5/31/11, 5/31/10, 5/31/09, and 5/31/08, related to investments in T. Rowe Price mutual funds.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

| | Shares/$ Par | Value |
|---|---|---|
| **COMMON STOCKS 57.5%** | | |
| **CONSUMER DISCRETIONARY 9.7%** | | |
| **Auto Components 0.3%** | | |
| Aisin Seiki (JPY) | 37,200 | 1,158 |
| Autoliv, GDR (SEK) | 10,389 | 599 |
| GKN (GBP) | 320,349 | 906 |
| Johnson Controls | 31,900 | 962 |
| Koito Manufacturing (JPY) | 22,000 | 287 |
| Strattec Security | 2,200 | 44 |
| TRW (1) | 22,200 | 856 |
| | | 4,812 |
| **Automobiles 0.8%** | | |
| BMW (EUR) | 19,921 | 1,509 |
| General Motors (1) | 117,200 | 2,602 |
| Harley-Davidson | 29,500 | 1,422 |
| Honda (JPY) | 71,800 | 2,283 |
| Nissan Motor (JPY) | 128,100 | 1,230 |
| Tesla Motors (1) | 300 | 9 |
| Toyota Motor (JPY) | 77,300 | 2,967 |
| | | 12,022 |
| **Distributors 0.0%** | | |
| Pool | 6,737 | 249 |
| | | 249 |
| **Diversified Consumer Services 0.1%** | | |
| Benesse Holdings (JPY) | 19,800 | 891 |
| Weight Watchers | 100 | 6 |
| | | 897 |
| **Hotels, Restaurants & Leisure 2.4%** | | |
| Accor (EUR) | 31,571 | 945 |
| BJ's Restaurants (1) | 6,700 | 293 |
| Brinker | 9,300 | 301 |
| Carnival (2) | 164,200 | 5,269 |

| | | |
|---|---|---|
| Chipotle Mexican Grill (1) | 6,600 | 2,726 |
| Compass Group (GBP) | 155,200 | 1,522 |
| Gaylord Entertainment (1) | 2,100 | 80 |
| Jack In the Box (1) | 13,300 | 344 |
| Las Vegas Sands | 86,900 | 4,013 |
| Marriott, Class A (2) | 82,168 | 3,181 |
| McDonald's | 24,800 | 2,216 |
| Panera Bread, Class A (1) | 900 | 132 |
| Red Robin Gourmet Burgers (1) | 5,000 | 160 |
| Sonic (1) | 20,325 | 173 |
| Starbucks | 159,000 | 8,728 |
| Starwood Hotels & Resorts Worldwide | 57,600 | 3,044 |
| The Cheesecake Factory (1) | 7,850 | 255 |
| Tim Hortons | 700 | 37 |
| Wynn Resorts | 2,500 | 258 |
| Yum! Brands | 48,400 | 3,405 |
| | | 37,082 |
| **Household Durables 0.2%** | | |
| Ethan Allen Interiors | 1,800 | 40 |
| Libbey (1) | 2,900 | 42 |
| Makita (JPY) | 12,600 | 426 |
| Meritage (1) | 7,300 | 219 |
| PDG Realty (BRL) | 284,000 | 479 |
| Persimmon (GBP) | 179,130 | 1,571 |
| Standard Pacific (1) | 9,800 | 51 |
| | | 2,828 |
| **Internet & Catalog Retail 1.6%** | | |
| Amazon.com (1) | 61,000 | 12,987 |
| Expedia | 700 | 32 |
| Groupon (1)(2) | 20,400 | 217 |
| HSN | 7,100 | 276 |
| Liberty Interactive (1) | 62,800 | 1,053 |

| | | |
|---|---|---|
| priceline.com (1) | 15,600 | 9,758 |
| | | 24,323 |
| **Leisure Equipment & Products 0.1%** | | |
| Brunswick | 27,100 | 593 |
| Nikon (JPY) | 42,700 | 1,182 |
| | | 1,775 |
| **Media 1.9%** | | |
| Aegis Group (GBP) | 168,077 | 422 |
| Cablevision, Class A (2) | 24,400 | 279 |
| Charter Communications, Class A (1) | 16,000 | 1,003 |
| Comcast, Class A | 38,800 | 1,122 |
| Comcast, Special Class A | 74,400 | 2,137 |
| Discovery Communications, Class C (1) | 105,600 | 4,920 |
| Informa (GBP) | 172,885 | 912 |
| Jupiter Telecommunications (JPY) | 1,283 | 1,314 |
| Knology (1) | 1,500 | 29 |
| Madison Square Garden (1) | 3,385 | 127 |
| Meredith | 6,000 | 177 |
| Omnicom | 17,300 | 825 |
| Pandora Media (1) | 10,700 | 115 |
| Scholastic | 4,998 | 135 |
| Television Broadcasts (HKD) | 120,000 | 789 |
| Time Warner | 89,000 | 3,068 |
| Time Warner Cable, Class A | 46,100 | 3,476 |
| Walt Disney | 127,700 | 5,837 |
| WPP (GBP) | 196,765 | 2,351 |
| | | 29,038 |
| **Multiline Retail 0.5%** | | |
| Dollar General (1) | 12,200 | 596 |
| Dollar Tree (1) | 4,000 | 413 |
| Kohl's | 84,600 | 3,876 |
| Lojas Renner (BRL) | 19,000 | 545 |

| | | |
|---|---|---|
| Parkson Retail (HKD) (2) | 971,500 | 955 |
| PPR (EUR) (2) | 11,682 | 1,671 |
| | | 8,056 |
| **Specialty Retail 0.8%** | | |
| American Eagle Outfitters | 5,800 | 112 |
| ANN (1) | 18,000 | 484 |
| Bed Bath & Beyond (1) | 17,500 | 1,264 |
| Chico's | 8,800 | 129 |
| Christopher & Banks | 3,100 | 4 |
| Esprit Holdings (HKD) | 108,903 | 175 |
| Express (1) | 7,900 | 146 |
| Francesca's Holdings (1) | 11,200 | 263 |
| hhgregg (1) | 8,200 | 88 |
| Hibbett Sports (1) | 5,700 | 319 |
| Home Depot | 10,200 | 503 |
| Hot Topic | 13,600 | 135 |
| Inditex (EUR) | 12,160 | 1,008 |
| Kingfisher (GBP) | 347,409 | 1,516 |
| Lowe's | 12,200 | 326 |
| MarineMax (1) | 4,700 | 45 |
| Monro Muffler Brake | 9,150 | 309 |
| O'Reilly Automotive (1)(2) | 30,400 | 2,912 |
| Pier 1 Imports | 9,900 | 161 |
| Ross Stores | 1,600 | 101 |
| Rue21 (1) | 5,900 | 156 |
| The Limited | 17,600 | 781 |
| Tiffany | 100 | 6 |
| Zhongsheng Group Holdings (HKD) (2) | 416,500 | 670 |
| Zumiez (1) | 11,500 | 423 |
| | | 12,036 |
| **Textiles, Apparel & Luxury Goods 1.0%** | | |
| Carters (1) | 3,200 | 172 |

| | | |
|---|---|---|
| Coach | 33,800 | 2,280 |
| Fossil (1) | 22,800 | 1,668 |
| Nike, Class B | 34,800 | 3,765 |
| PVH | 21,900 | 1,774 |
| Ralph Lauren | 20,600 | 3,065 |
| Richemont, Class A (CHF) | 41,154 | 2,356 |
| Tumi Holdings (1) | 3,200 | 55 |
| Under Armour (1) | 1,600 | 161 |
| Vera Bradley (1) | 900 | 20 |
| | | 15,316 |
| Total Consumer Discretionary | | 148,434 |

**CONSUMER STAPLES 2.9%**

**Beverages 0.7%**

| | | |
|---|---|---|
| Coca-Cola | 600 | 45 |
| Dr Pepper Snapple (2) | 52,300 | 2,158 |
| Kirin Holdings (JPY) | 127,000 | 1,455 |
| Monster Beverage (1) | 13,500 | 980 |
| PepsiCo | 65,900 | 4,471 |
| Pernod-Ricard (EUR) | 21,696 | 2,127 |
| | | 11,236 |

**Food & Staples Retailing 0.6%**

| | | |
|---|---|---|
| CVS Caremark | 16,100 | 724 |
| FamilyMart (JPY) | 32,100 | 1,457 |
| Fresh Market (1) | 7,500 | 436 |
| Kroger | 60,800 | 1,338 |
| Tesco (GBP) | 773,479 | 3,609 |
| The Pantry (1) | 5,300 | 68 |
| Whole Foods Market | 26,300 | 2,330 |
| | | 9,962 |

| | | |
|---|---|---|
| **Food Products 0.9%** | | |
| Archer-Daniels-Midland | 63,900 | 2,037 |
| Dean Foods (1) | 1,900 | 30 |
| Flowers Foods | 5,750 | 127 |
| Green Mountain Coffee (1) | 400 | 9 |
| House Foods (JPY) | 18,800 | 298 |
| Kellogg | 34,000 | 1,659 |
| Nestle (CHF) | 106,432 | 6,045 |
| Seneca Foods (1) | 300 | 7 |
| Treehouse Foods (1) | 6,300 | 359 |
| Unilever (GBP) | 100,160 | 3,166 |
| | | 13,737 |
| **Household Products 0.5%** | | |
| Procter & Gamble | 112,700 | 7,020 |
| | | 7,020 |
| **Personal Products 0.2%** | | |
| Avon | 100,400 | 1,662 |
| L'Oreal (EUR) | 12,810 | 1,446 |
| | | 3,108 |
| Total Consumer Staples | | 45,063 |
| **ENERGY 4.2%** | | |
| **Energy Equipment & Services 1.1%** | | |
| Baker Hughes | 10,800 | 451 |
| Cameron International (1) | 37,700 | 1,723 |
| China Oilfield Services, H Shares (HKD) | 994,000 | 1,369 |
| FMC Technologies (1) | 22,400 | 901 |
| Forum Energy Technologies (1) | 4,400 | 94 |
| Fugro, GDS (EUR) | 6,363 | 368 |
| Fugro, Rights, 6/11/12 (EUR) (1) | 6,363 | — |
| Gulf Island Fabrication | 5,700 | 142 |

| | | |
|---|---|---|
| Halliburton | 2,700 | 81 |
| ION Geophysical (1) | 12,300 | 75 |
| Key Energy Services (1) | 8,700 | 86 |
| Modec (JPY) | 15,700 | 271 |
| Noble | 39,800 | 1,245 |
| Saipem (EUR) (2) | 23,774 | 930 |
| Schlumberger | 100,900 | 6,382 |
| Superior Energy (1) | 2,887 | 62 |
| Union Drilling (1) | 3,400 | 16 |
| Weatherford International (1) | 158,900 | 1,908 |
| WorleyParsons (AUD) | 14,721 | 367 |
| | | 16,471 |

**Oil, Gas & Consumable Fuels 3.1%**

| | | |
|---|---|---|
| Beach Energy (AUD) | 939,228 | 1,005 |
| BG Group (GBP) | 91,926 | 1,769 |
| Bill Barrett (1) | 11,600 | 224 |
| BP (GBP) | 24,880 | 151 |
| BP, ADR | 37,100 | 1,353 |
| Chevron | 44,700 | 4,394 |
| Clayton Williams Energy (1) | 3,100 | 177 |
| Cloud Peak Energy (1) | 13,300 | 206 |
| Concho Resources (1) | 19,400 | 1,702 |
| CONSOL Energy (2) | 61,700 | 1,733 |
| Contango Oil & Gas (1) | 4,000 | 210 |
| Devon Energy | 21,700 | 1,292 |
| Eni (EUR) | 147,136 | 2,853 |
| EOG Resources | 25,600 | 2,542 |
| EQT | 16,400 | 761 |
| Forest Oil (1) | 6,150 | 51 |
| Geomet (1) | 18,700 | 6 |
| Goodrich Petroleum (1) | 10,100 | 149 |
| Hess | 3,100 | 135 |
| Lone Pine Resources (1) | 4,330 | 14 |

| | | |
|---|---|---|
| Newfield Exploration (1) | 36,100 | 1,082 |
| Nexen | 113,500 | 1,774 |
| Oasis Petroleum (1) | 16,300 | 419 |
| Occidental Petroleum | 11,400 | 904 |
| Petrobras, ADR | 47,600 | 900 |
| Phillips 66 (1) | 32,700 | 982 |
| Pioneer Natural Resources | 13,100 | 1,267 |
| Range Resources | 18,600 | 1,068 |
| Royal Dutch Shell, B Shares (GBP) | 23,039 | 743 |
| Royal Dutch Shell, B Shares, ADR | 74,100 | 4,768 |
| Solazyme (1) | 7,000 | 77 |
| Southwestern Energy (1) | 29,400 | 824 |
| Spectra Energy | 83,900 | 2,409 |
| Statoil (NOK) (2) | 119,624 | 2,712 |
| Swift Energy (1) | 6,300 | 125 |
| Valero Energy | 131,600 | 2,777 |
| Venoco (1) | 2,600 | 24 |
| Westmoreland Coal (1) | 4,800 | 36 |
| Williams Companies | 125,900 | 3,844 |
| WPX Energy (1) | 48,700 | 714 |
| | | 48,176 |
| Total Energy | | 64,647 |

**FINANCIALS 9.1%**

**Capital Markets 1.6%**

| | | |
|---|---|---|
| Ameriprise Financial | 68,520 | 3,283 |
| BlackRock | 4,100 | 700 |
| Charles Schwab | 31,850 | 397 |
| Close Brothers Group (GBP) | 36,778 | 393 |
| Cohen & Steers | 6,500 | 210 |
| Deutsche Bank (EUR) (1)(2) | 30,942 | 1,117 |
| E*Trade Financial (1) | 18,600 | 158 |
| Financial Engines (1) | 11,200 | 235 |

| | | |
|---|---|---|
| Franklin Resources | 48,000 | 5,126 |
| GAM Holding (CHF) | 51,957 | 547 |
| Gleacher (1) | 18,100 | 15 |
| Goldman Sachs | 10,700 | 1,024 |
| Invesco | 176,900 | 3,848 |
| KBW | 5,100 | 83 |
| Lazard | 33,100 | 763 |
| Macquarie Group (AUD) | 37,192 | 980 |
| Morgan Stanley | 184,400 | 2,464 |
| Northern Trust | 50,400 | 2,176 |
| Penson Worldwide (1) | 11,400 | 3 |
| Piper Jaffray (1) | 2,400 | 53 |
| Pzena Investment Management, Class A | 2,800 | 12 |
| State Street | 17,000 | 701 |
| TD Ameritrade Holding | 25,900 | 444 |
| Waddell & Reed Financial, Class A | 6,900 | 198 |
| | | 24,930 |
| **Commercial Banks 2.5%** | | |
| Australia & New Zealand Banking (AUD) | 130,280 | 2,656 |
| Banco Santander Brasil, ADR | 151,400 | 1,204 |
| Barclays, ADR | 225,175 | 2,488 |
| BNP Paribas (EUR) (2) | 32,133 | 1,025 |
| BNP Paribas, Rights, 6/15/12 (EUR) (1) | 32,133 | — |
| China Citic Bank, H Shares (HKD) (2) | 1,212,558 | 626 |
| DBS Group (SGD) | 126,042 | 1,289 |
| DNB (NOK) | 215,055 | 1,954 |
| East West Bancorp | 10,903 | 244 |
| Erste Group Bank (EUR) (1) | 15,410 | 269 |
| First Horizon National | 59,800 | 507 |
| Glacier Bancorp | 16,000 | 230 |
| Intesa Sanpaolo (EUR) (1) | 151,174 | 190 |
| Mitsubishi UFJ Financial (JPY) | 226,900 | 977 |
| Nordea Bank (SEK) | 103,457 | 771 |

| | | |
|---|---|---|
| Pinnacle Financial Partners (1) | 3,700 | 63 |
| PNC Financial Services Group | 29,900 | 1,836 |
| Prosperity Bancshares | 6,400 | 273 |
| Regions Financial | 304,100 | 1,913 |
| Signature Bank (1) | 6,600 | 405 |
| Societe Generale, A Shares (EUR) (1) | 14,912 | 300 |
| Standard Chartered (GBP) | 115,160 | 2,336 |
| Sumitomo Mitsui Trust Holdings (JPY) | 515,970 | 1,295 |
| SunTrust | 71,000 | 1,627 |
| Svenska Handelsbanken, Class A (SEK) | 37,947 | 1,066 |
| Swedbank (SEK) | 114,219 | 1,636 |
| Synovus Financial | 32,400 | 62 |
| TCF Financial | 10,500 | 124 |
| Texas Capital Bancshares (1) | 7,700 | 299 |
| The Bank of Yokohama (JPY) | 102,800 | 460 |
| U.S. Bancorp | 223,700 | 6,959 |
| Valley National Bancorp | 14,841 | 166 |
| Washington Trust Bancorp | 4,400 | 104 |
| Wells Fargo | 57,700 | 1,849 |
| WestAmerica Bank | 4,500 | 201 |
| Western Alliance Bancorp (1) | 20,900 | 182 |
| Zions Bancorporation | 6,500 | 124 |
| | | 37,710 |
| **Consumer Finance 0.8%** | | |
| American Express | 122,000 | 6,811 |
| Capital One Financial | 28,600 | 1,469 |
| Green Dot, Class A (1) | 800 | 17 |
| SLM Corporation | 297,900 | 4,162 |
| | | 12,459 |
| **Diversified Financial Services 1.4%** | | |
| Bank of America | 400,900 | 2,947 |
| BM&FBOVESPA (BRL) | 178,200 | 853 |

| | | |
|---|---|---|
| Challenger (AUD) | 159,094 | 506 |
| Citigroup | 3,100 | 82 |
| Deutsche Boerse (EUR) | 12,873 | 615 |
| ING Groep, GDS (EUR) (1) | 60,566 | 354 |
| IntercontinentalExchange (1) | 16,200 | 1,984 |
| JPMorgan Chase | 279,000 | 9,249 |
| Mitsubishi UFJ Lease & Finance (JPY) | 24,760 | 923 |
| Moody's (2) | 122,800 | 4,493 |
| | | 22,006 |
| **Insurance 1.6%** | | |
| AIA Group (HKD) | 339,200 | 1,104 |
| Allstate | 82,200 | 2,790 |
| Assured Guaranty | 57,700 | 689 |
| AXA (EUR) | 155,726 | 1,767 |
| Brown & Brown | 4,100 | 105 |
| Fortegra Financial (1) | 5,696 | 46 |
| HCC Insurance Holdings | 7,500 | 234 |
| Infinity Property & Casualty | 8,200 | 440 |
| Kemper | 2,200 | 64 |
| Markel (1) | 800 | 351 |
| Marsh & McLennan | 56,600 | 1,810 |
| MetLife | 129,000 | 3,768 |
| Munich Re (EUR) | 13,775 | 1,710 |
| Prudential (GBP) | 74,150 | 780 |
| Prudential Financial | 900 | 42 |
| QBE Insurance (AUD) | 64,186 | 773 |
| RLI | 2,900 | 193 |
| SeaBright Holdings | 5,600 | 48 |
| Selective Insurance | 15,700 | 265 |
| Sony Financial (JPY) | 78,200 | 1,115 |
| Sun Life Financial | 91,800 | 1,891 |
| Sun Life Financial (CAD) | 64,200 | 1,325 |
| Swiss Life (CHF) | 6,617 | 533 |

| | | |
|---|---|---|
| XL Group | 107,500 | 2,195 |
| | | 24,038 |
| **Real Estate Investment Trusts (REITs) 1.0%** | | |
| Acadia Realty Trust, REIT | 4,500 | 101 |
| American Tower, REIT | 108,400 | 7,033 |
| CBL & Associates Properties, REIT | 17,500 | 306 |
| Chesapeake Lodging Trust, REIT | 11,400 | 206 |
| Colony Financial, REIT | 4,300 | 72 |
| Cousins Properties, REIT | 11,949 | 86 |
| DiamondRock Hospitality, REIT | 39,035 | 388 |
| EastGroup Properties, REIT | 6,800 | 337 |
| Equity One, REIT | 9,400 | 187 |
| Essex Property Trust, REIT | 600 | 90 |
| First Potomac Realty Trust, REIT | 7,100 | 85 |
| Kilroy Realty, REIT | 4,900 | 225 |
| LaSalle Hotel Properties, REIT | 7,500 | 207 |
| Parkway Properties, REIT | 3,000 | 32 |
| Pebblebrook Hotel Trust, REIT | 3,000 | 66 |
| Starwood Property Trust, REIT | 3,100 | 62 |
| Unibail-Rodamco, REIT (EUR) | 8,422 | 1,398 |
| Westfield Retail Trust, REIT (AUD) | 446,444 | 1,181 |
| Weyerhaeuser, REIT | 125,482 | 2,498 |
| | | 14,560 |
| **Real Estate Management & Development 0.2%** | | |
| Goldcrest Company (JPY) (2) | 10,820 | 157 |
| Kerry Properties (HKD) | 284,500 | 1,144 |
| Mitsui Fudosan (JPY) | 57,000 | 943 |
| Soho China (HKD) (2) | 1,662,500 | 1,129 |
| St. Joe (1) | 21,400 | 342 |
| | | 3,715 |
| **Thrifts & Mortgage Finance 0.0%** | | |
| BankUnited | 9,300 | 219 |

| | | |
|---|---|---|
| Capitol Federal Financial | 19,740 | 230 |
| MGIC Investment (1) | 8,700 | 22 |
| Radian | 16,700 | 41 |
| Walker & Dunlop (1) | 3,200 | 38 |
| | | 550 |
| Total Financials | | 139,968 |

## HEALTH CARE 7.4%

**Biotechnology 1.5%**

| | | |
|---|---|---|
| Alexion Pharmaceuticals (1) | 25,300 | 2,291 |
| Alkermes (1) | 9,800 | 153 |
| AMAG Pharmaceuticals (1) | 2,200 | 31 |
| Amgen | 62,200 | 4,324 |
| Biogen Idec (1) | 35,200 | 4,602 |
| BioMarin Pharmaceutical (1) | 4,400 | 157 |
| Celgene (1) | 54,500 | 3,720 |
| CSL (AUD) | 40,667 | 1,490 |
| Cubist Pharmaceuticals (1) | 6,700 | 269 |
| Exelixis (1) | 14,400 | 67 |
| Gilead Sciences (1) | 66,500 | 3,322 |
| Idenix Pharmaceuticals (1) | 8,400 | 76 |
| Incyte (1) | 20,800 | 443 |
| ONYX Pharmaceuticals (1) | 1,300 | 59 |
| Regeneron Pharmaceuticals (1) | 9,500 | 1,289 |
| Rigel Pharmaceuticals (1) | 5,800 | 43 |
| Seattle Genetics (1) | 3,800 | 74 |
| Targacept (1) | 900 | 4 |
| Theravance (1) | 2,000 | 41 |
| Vertex Pharmaceuticals (1) | 3,300 | 198 |
| | | 22,653 |

**Health Care Equipment & Supplies 0.7%**

| | | |
|---|---|---|
| Accuray (1) | 758 | 5 |

| | | |
|---|---|---|
| Baxter International | 18,800 | 952 |
| Cooper Companies | 3,300 | 281 |
| Covidien | 104,700 | 5,421 |
| Edwards Lifesciences (1) | 9,300 | 794 |
| Elekta, B Shares (SEK) | 34,826 | 1,673 |
| HeartWare International (1) | 1,100 | 90 |
| Integra LifeSciences (1) | 1,300 | 46 |
| Intuitive Surgical (1) | 100 | 52 |
| Masimo (1) | 100 | 2 |
| Meridian Bioscience | 14,400 | 273 |
| Steris | 5,000 | 149 |
| Stryker | 28,500 | 1,466 |
| Tornier (1) | 900 | 18 |
| Wright Medical Group (1) | 7,200 | 142 |
| | | 11,364 |

**Health Care Providers & Services 1.4%**

| | | |
|---|---|---|
| Acadia Healthcare (1) | 6,600 | 118 |
| AMERIGROUP (1) | 8,800 | 549 |
| Cardinal Health | 52,900 | 2,189 |
| Catalyst Health Solutions (1) | 4,900 | 426 |
| Centene (1) | 3,900 | 141 |
| Express Scripts Holding (1) | 80,400 | 4,196 |
| Fresenius (EUR) | 21,084 | 1,993 |
| HCA Holdings | 36,500 | 949 |
| Healthways (1) | 3,700 | 24 |
| Henry Schein (1) | 900 | 67 |
| HMS Holdings (1) | 10,300 | 276 |
| LifePoint Hospitals (1) | 5,700 | 210 |
| McKesson | 57,900 | 5,053 |
| Owens & Minor | 5,500 | 157 |
| PSS World Medical (1) | 3,000 | 61 |
| Quest Diagnostics | 29,400 | 1,673 |
| UnitedHealth Group | 31,400 | 1,751 |

| | | |
|---|---|---|
| XenoPort (1) | 4,400 | 26 |
| | | 50,666 |
| Total Health Care | | 114,539 |

## INDUSTRIALS & BUSINESS SERVICES 7.2%

**Aerospace & Defense 1.7%**

| | | |
|---|---|---|
| American Science Engineering | 2,800 | 136 |
| Boeing | 98,300 | 6,843 |
| Harris | 14,700 | 585 |
| Hexcel (1) | 9,200 | 224 |
| Honeywell International | 101,100 | 5,627 |
| Moog, Class A (1) | 4,000 | 152 |
| Precision Castparts | 32,000 | 5,319 |
| Raytheon | 33,000 | 1,660 |
| Rolls-Royce Holdings (GBP) (1) | 141,926 | 1,805 |
| Teledyne Technologies (1) | 3,000 | 179 |
| United Technologies | 53,200 | 3,943 |
| | | 26,473 |

**Air Freight & Logistics 0.4%**

| | | |
|---|---|---|
| C.H. Robinson Worldwide | 100 | 6 |
| Expeditors International of Washington | 15,100 | 578 |
| FedEx | 58,800 | 5,241 |
| UTi Worldwide | 7,100 | 111 |
| | | 5,936 |

**Airlines 0.3%**

| | | |
|---|---|---|
| Allegiant Travel (1) | 3,900 | 253 |
| United Continental (1) | 183,400 | 4,616 |
| | | 4,869 |

**Building Products 0.0%**

| | | |
|---|---|---|
| A.O. Smith | 1,450 | 67 |
| American Woodmark | 5,800 | 98 |

| | | |
|---|---|---|
| Gibraltar Industries (1) | 3,600 | 37 |
| Lennox International | 4,900 | 210 |
| Quanex Building Products | 12,400 | 205 |
| | | 617 |
| **Commercial Services & Supplies 0.1%** | | |
| American Reprographics (1) | 14,700 | 76 |
| Consolidated Graphics (1) | 2,100 | 61 |
| IHS (1) | 5,200 | 515 |
| Knoll | 9,100 | 121 |
| Mine Safety Appliances | 8,100 | 333 |
| Multi-Color | 7,450 | 138 |
| Team (1) | 3,800 | 101 |
| Waste Connections | 9,750 | 302 |
| | | 1,647 |
| **Construction & Engineering 0.1%** | | |
| Aegion (1) | 3,200 | 50 |
| Bouygues (EUR) | 42,556 | 1,032 |
| Carillion (GBP) | 231,297 | 933 |
| Quanta Services (1) | 4,792 | 108 |
| | | 2,123 |
| **Electrical Equipment 0.6%** | | |
| ABB (CHF) | 62,445 | 984 |
| Acuity Brands | 11,300 | 616 |
| AZZ | 3,400 | 182 |
| Emerson Electric | 54,300 | 2,540 |
| General Cable (1) | 10,300 | 293 |
| Legrand (EUR) (2) | 38,047 | 1,148 |
| Mitsubishi Electric (JPY) | 231,000 | 1,809 |
| Roper Industries | 9,000 | 911 |
| | | 8,483 |

**Industrial Conglomerates 1.9%**

| | | |
|---|---|---|
| 3M | 31,000 | 2,617 |
| Cookson Group (GBP) | 111,108 | 1,074 |
| Danaher | 207,200 | 10,768 |
| DCC (EUR) | 42,848 | 1,011 |
| GE | 370,200 | 7,067 |
| Hutchison Whampoa (HKD) | 224,500 | 1,839 |
| Koninklijke Philips Electronics, Rights, 6/8/12 (EUR) (1) | 63,307 | — |
| Philips Electronics (EUR) | 63,307 | 1,121 |
| SembCorp Industries (SGD) | 521,880 | 1,950 |
| Siemens (EUR) | 23,558 | 1,941 |
| Standex International | 2,000 | 81 |
| | | 29,469 |

**Machinery 0.5%**

| | | |
|---|---|---|
| Albany International | 5,300 | 97 |
| Cargotec (EUR) | 15,036 | 390 |
| Cascade | 2,600 | 130 |
| Caterpillar | 3,800 | 333 |
| Colfax (1) | 1,200 | 34 |
| Cummins | 4,200 | 407 |
| Deere | 500 | 37 |
| EnPro Industries (1) | 6,700 | 258 |
| ESCO Technologies | 6,800 | 237 |
| Gardner Denver | 6,600 | 357 |
| Graco | 6,200 | 299 |
| IDEX | 1,050 | 42 |
| Ingersoll-Rand | 38,100 | 1,574 |
| John Bean Technologies | 7,000 | 97 |
| Proto Labs (1) | 800 | 30 |
| RBC Bearings (1) | 6,500 | 302 |
| Rexnord Holdings (1) | 5,300 | 105 |
| Stanley Black & Decker | 6,300 | 417 |
| Sun Hydraulics | 4,400 | 103 |

| | | |
|---|---|---|
| Tennant | 2,800 | 118 |
| Terex (1) | 1,700 | 28 |
| Toro | 5,700 | 425 |
| Toshiba Machine (JPY) | 50,000 | 245 |
| Trimas (1) | 300 | 6 |
| Valmont Industries | 4,700 | 538 |
| Watts Water Technologies, Class A | 8,600 | 284 |
| Woodward | 3,000 | 113 |
| | | 7,006 |
| **Marine 0.1%** | | |
| Maersk (DKK) | 186 | 1,160 |
| Nippon Yusen Kabushiki Kaish (JPY) | 59,000 | 157 |
| | | 1,317 |
| **Professional Services 0.0%** | | |
| CTPartners Executive Search (1) | 3,100 | 18 |
| Kforce (1) | 12,100 | 161 |
| Korn/Ferry (1) | 4,500 | 61 |
| RPX (1) | 1,300 | 18 |
| | | 258 |
| **Road & Rail 0.8%** | | |
| Canadian Pacific Railway | 15,600 | 1,146 |
| Celadon Group | 7,000 | 113 |
| Central Japan Railway (JPY) | 203 | 1,649 |
| Heartland Express | 133 | 2 |
| J.B. Hunt Transport Services | 12,600 | 720 |
| Kansas City Southern Industries | 16,900 | 1,115 |
| Knight Transportation | 18,775 | 315 |
| Landstar System | 6,000 | 316 |
| RailAmerica (1) | 16,000 | 381 |
| Union Pacific | 63,600 | 7,085 |
| | | 12,842 |

**Trading Companies & Distributors 0.7%**

| | | |
|---|---|---|
| Fastenal | 81,500 | 3,605 |
| H&E Equipment Services (1) | 12,500 | 198 |
| Interline Brands (1) | 6,900 | 173 |
| Mitsubishi (JPY) | 134,500 | 2,618 |
| Mitsui (JPY) | 124,500 | 1,744 |
| W. W. Grainger | 10,000 | 1,936 |
| | | 10,274 |
| Total Industrials & Business Services | | 111,314 |

## INFORMATION TECHNOLOGY 10.3%

**Communications Equipment 1.1%**

| | | |
|---|---|---|
| Acme Packet (1) | 3,800 | 87 |
| ADTRAN | 6,100 | 178 |
| Alcatel-Lucent (EUR) (1) | 346,057 | 543 |
| Aruba Networks (1) | 15,800 | 207 |
| Cisco Systems | 336,500 | 5,495 |
| Emulex (1) | 8,800 | 59 |
| Finisar (1) | 17,537 | 252 |
| Harmonic (1) | 16,100 | 71 |
| Ixia (1) | 12,200 | 129 |
| Juniper Networks (1) | 96,900 | 1,667 |
| Meru Networks (1) | 1,100 | 2 |
| Qualcomm | 127,900 | 7,330 |
| Shoretel (1) | 8,200 | 34 |
| Ubiquiti Networks (1) | 1,500 | 28 |
| | | 16,082 |

**Computers & Peripherals 2.7%**

| | | |
|---|---|---|
| 3-D Systems (1) | 11,800 | 359 |
| Apple (1) | 60,700 | 35,068 |
| Avid Technology (1) | 14,400 | 103 |
| Cray (1) | 10,000 | 107 |

| | | |
|---|---|---|
| Dell (1) | 159,700 | 1,969 |
| EMC (1) | 163,300 | 3,895 |
| Synaptics (1) | 7,100 | 190 |
| Xyratex | 1,700 | 19 |
| | | 41,710 |

**Electronic Equipment, Instruments & Components 0.4%**

| | | |
|---|---|---|
| Audience (1) | 800 | 14 |
| Corning | 129,800 | 1,686 |
| Electro Rent | 4,700 | 65 |
| Elster Group, ADR (1) | 13,500 | 192 |
| Fabrinet (1) | 3,800 | 44 |
| First Solar (1)(2) | 3,800 | 48 |
| Hamamatsu Photonics (JPY) (2) | 35,400 | 1,233 |
| Hosiden (JPY) | 34,800 | 210 |
| Measurement Specialties (1) | 3,200 | 104 |
| Mercury Computer Systems (1) | 900 | 11 |
| National Instruments | 3,600 | 94 |
| Newport (1) | 5,300 | 63 |
| Nippon Electric Glass (JPY) (2) | 110,000 | 684 |
| Orbotech (1) | 7,400 | 75 |
| Power-One (1) | 14,000 | 58 |
| Rofin-Sinar Technology (1) | 6,700 | 133 |
| TE Connectivity | 18,400 | 578 |
| Venture (SGD) | 83,000 | 513 |
| | | 5,805 |

**Internet Software & Services 2.3%**

| | | |
|---|---|---|
| Active Network (1) | 4,400 | 62 |
| Angie's List (1) | 9,100 | 116 |
| Baidu, ADR (1) | 62,100 | 7,313 |
| Bankrate (1) | 8,500 | 148 |
| eBay (1) | 115,100 | 4,511 |
| ExactTarget (1) | 1,300 | 26 |

| | | |
|---|---|---|
| Facebook (1) | 6,200 | 184 |
| Facebook, Class A, Acquisition Date: 8/12 – 12/29/11 Acquisition Cost $649 (1)(3) | 21,885 | 616 |
| Facebook, Class B, Acquisition Date: 3/31 – 5/19/11 Acquisition Cost $1,565 (1)(3) | 62,569 | 1,761 |
| Google, Class A (1) | 24,900 | 14,463 |
| Kakaku.com (JPY) (2) | 30,500 | 950 |
| LinkedIn (1) | 12,900 | 1,240 |
| OpenTable (1) | 3,200 | 127 |
| Saba Software (1) | 8,200 | 68 |
| Tencent Holdings (HKD) | 153,500 | 4,210 |
| Zillow (1) | 700 | 27 |
| | | 35,822 |
| **IT Services 1.3%** | | |
| Accenture, Class A | 15,100 | 862 |
| Computer Sciences | 39,300 | 1,047 |
| Fiserv (1) | 5,200 | 351 |
| Forrester Research | 3,900 | 126 |
| Global Payments | 2,700 | 115 |
| IBM | 100 | 19 |
| Jack Henry & Associates | 9,500 | 313 |
| Logica (GBP) | 173,483 | 297 |
| MasterCard, Class A | 23,200 | 9,431 |
| NS Solutions (JPY) | 13,900 | 252 |
| Sapient | 12,400 | 136 |
| Visa, Class A | 60,900 | 7,016 |
| | | 19,965 |
| **Office Electronics 0.1%** | | |
| Canon (JPY) (2) | 42,800 | 1,706 |
| | | 1,706 |
| **Semiconductor & Semiconductor Equipment 1.5%** | | |
| Advanced Energy Industries (1) | 18,300 | 250 |

| | | |
|---|---|---|
| Altera | 12,600 | 421 |
| ASML (EUR) | 43,535 | 2,002 |
| Broadcom, Class A | 128,800 | 4,167 |
| Cavium (1) | 8,900 | 216 |
| Diodes (1) | 9,350 | 183 |
| GT Advanced Technologies (1) | 11,400 | 48 |
| Intersil Holding, Class A | 12,600 | 133 |
| Kopin (1) | 11,300 | 35 |
| M/A-COM Technology Solutions Holdings (1) | 4,600 | 76 |
| Marvell Technology Group (1) | 164,900 | 2,066 |
| NVIDIA (1) | 100,400 | 1,248 |
| PDF Solutions (1) | 7,600 | 67 |
| PMC-Sierra (1) | 44,900 | 286 |
| RF Micro Devices (1) | 12,300 | 46 |
| Samsung Electronics (KRW) | 1,762 | 1,805 |
| Semtech (1) | 5,500 | 133 |
| Silicon Laboratories (1) | 6,500 | 224 |
| STR Holdings (1) | 13,900 | 53 |
| SUMCO (JPY) (1)(2) | 55,400 | 464 |
| Supertex (1) | 3,400 | 63 |
| Taiwan Semiconductor (TWD) | 365,759 | 1,042 |
| Texas Instruments | 200,100 | 5,699 |
| Tokyo Electron (JPY) | 19,600 | 880 |
| TriQuint Semiconductor (1) | 23,900 | 125 |
| Xilinx | 54,900 | 1,755 |
| | | 23,487 |
| **Software 0.9%** | | |
| Ariba (1) | 7,600 | 341 |
| Autodesk (1) | 47,600 | 1,524 |
| Bottomline Technologies (1) | 8,400 | 150 |
| Cadence Design Systems (1) | 19,100 | 195 |
| Commvault Systems (1) | 2,900 | 136 |
| Concur Technologies (1) | 5,100 | 315 |

| | | |
|---|---|---|
| DynaVox, Class A (1) | 9,400 | 12 |
| Epiq Systems | 11,800 | 130 |
| Fortinet (1) | 3,400 | 72 |
| Interactive Intelligence (1) | 5,700 | 147 |
| Intuit | 16,800 | 945 |
| Jive Software (1) | 3,500 | 59 |
| Microsoft | 99,700 | 2,910 |
| Nintendo (JPY) | 2,100 | 243 |
| Oracle | 60,400 | 1,599 |
| Progress Software (1) | 8,750 | 168 |
| Proofpoint (1) | 1,900 | 27 |
| Pros Holdings (1) | 5,400 | 81 |
| QLIK Technologies (1) | 1,900 | 43 |
| Quest Software (1) | 8,400 | 210 |
| RealD (1) | 13,700 | 164 |
| RealPage (1) | 9,600 | 171 |
| Red Hat (1) | 10,000 | 514 |
| Salesforce.com (1)(2) | 17,000 | 2,357 |
| Software (EUR) | 32,233 | 955 |
| Sourcefire (1) | 6,100 | 337 |
| Splunk (1) | 1,900 | 62 |
| SS&C Technologies Holdings (1) | 14,100 | 333 |
| | | 14,200 |
| Total Information Technology | | 158,777 |

**MATERIALS 3.1%**

**Chemicals 1.9%**

| | | |
|---|---|---|
| Air Products & Chemicals | 1,700 | 134 |
| Asahi Kasei (JPY) | 291,000 | 1,568 |
| BASF (EUR) | 24,180 | 1,689 |
| Celanese, Class A | 33,100 | 1,318 |
| Ecolab | 22,100 | 1,397 |
| Intrepid Potash (1) | 2,500 | 49 |

| | | |
|---|---|---|
| Koppers | 7,100 | 249 |
| Lyondellbasell Industries, Class A | 127,900 | 5,047 |
| Monsanto | 61,500 | 4,748 |
| Potash Corporation of Saskatchewan | 18,300 | 723 |
| Praxair | 65,900 | 7,001 |
| Rockwood Holdings (1) | 10,200 | 494 |
| Senomyx (1) | 6,400 | 15 |
| Sherwin-Williams | 24,300 | 3,150 |
| Showa Denko (JPY) | 139,000 | 276 |
| Tosoh (JPY) (2) | 83,000 | 210 |
| Wacker Chemie (EUR) (2) | 8,751 | 598 |
| | | 28,666 |
| **Construction Materials 0.0%** | | |
| Eagle Materials | 1,900 | 61 |
| Martin Marietta Materials | 900 | 61 |
| | | 122 |
| **Containers & Packaging 0.2%** | | |
| Crown Cork & Seal (1) | 43,000 | 1,466 |
| Owens-Illinois (1) | 92,800 | 1,813 |
| | | 3,279 |
| **Metals & Mining 0.7%** | | |
| Agnico-Eagle Mines (CAD) | 26,400 | 988 |
| AK Steel | 13,000 | 78 |
| AMCOL International | 4,700 | 132 |
| Antofagasta (GBP) | 44,231 | 689 |
| BHP Billiton (AUD) | 75,485 | 2,323 |
| BHP Billiton (GBP) | 51,398 | 1,347 |
| Compass Minerals | 3,400 | 242 |
| Franco-Nevada (CAD) | 6,300 | 265 |
| Haynes International | 4,600 | 234 |
| Kobe Steel (JPY) | 215,000 | 256 |
| Rio Tinto (AUD) | 35,932 | 1,986 |

| | | |
|---|---|---|
| Sandstorm Gold (CAD) (1) | 1,500 | 12 |
| Schnitzer Steel, Class A | 7,500 | 196 |
| SSAB (SEK) | 119,847 | 927 |
| Umicore (EUR) | 26,966 | 1,281 |
| Walter Energy | 2,100 | 102 |
| | | 11,058 |
| **Paper & Forest Products 0.3%** | | |
| International Paper | 150,700 | 4,400 |
| Louisiana Pacific (1) | 19,500 | 184 |
| | | 4,584 |
| Total Materials | | 47,709 |
| **TELECOMMUNICATION SERVICES 1.7%** | | |
| **Diversified Telecommunication Services 1.1%** | | |
| AT&T | 221,100 | 7,555 |
| CenturyLink | 28,100 | 1,102 |
| Cogent Communications Group (1) | 2,200 | 39 |
| Hutchison Telecommunications Hong Kong Holdings (HKD) | 952,000 | 420 |
| Premiere Global Services (1) | 11,300 | 95 |
| Telecom Italia (EUR) (2) | 2,175,410 | 1,478 |
| Telefonica (EUR) (2) | 216,342 | 2,404 |
| Telefonica, Rights, 6/1/12 (EUR) (1)(2) | 100,794 | 29 |
| Telstra (AUD) | 424,227 | 1,466 |
| TW Telecom (1) | 11,100 | 257 |
| Verizon Communications | 43,100 | 1,795 |
| | | 16,640 |
| **Wireless Telecommunication Services 0.6%** | | |
| America Movil, ADR | 73,800 | 1,739 |
| KDDI (JPY) | 215 | 1,325 |
| SBA Communications (1) | 2,700 | 140 |
| Softbank (JPY) | 36,200 | 1,127 |

| | | |
|---|---|---|
| Vodafone, ADR | 188,600 | 5,053 |
| | | 9,384 |
| Total Telecommunication Services | | 26,024 |
| **UTILITIES 1.9%** | | |
| **Electric Utilities 0.9%** | | |
| American Electric Power | 39,300 | 1,514 |
| Cleco | 1,900 | 78 |
| E.ON (EUR) | 89,289 | 1,635 |
| Edison International | 21,000 | 944 |
| El Paso Electric | 8,000 | 246 |
| Empire District Electric | 3,100 | 62 |
| Entergy | 37,300 | 2,407 |
| Exelon | 99,600 | 3,683 |
| OGE Energy | 5,800 | 309 |
| PNM Resources | 14,100 | 263 |
| SSE (GBP) | 138,099 | 2,817 |
| UNS Energy | 7,000 | 262 |
| | | 14,220 |
| **Gas Utilities 0.1%** | | |
| Chesapeake Utilities | 1,700 | 72 |
| Southwest Gas | 7,400 | 311 |
| | | 383 |
| **Independent Power Producers & Energy Traders 0.5%** | | |
| AES (1) | 381,900 | 4,617 |
| GenOn Energy (1) | 86,225 | 148 |
| NRG Energy (1) | 169,100 | 2,591 |
| Synthesis Energy Systems (1) | 3,200 | 3 |
| | | 7,359 |
| **Multi-Utilities 0.4%** | | |
| GDF Suez (EUR) | 61,390 | 1,220 |

| | | |
|---|---|---|
| **IT Services 0.0%** | | |
| Apptio, Acquisition Date: 3/9/12, Acquisition Cost $59 (1)(3) | 3,318 | 59 |
| | | 59 |
| Total Information Technology | | 144 |
| Total Convertible Preferred Stocks (Cost $3,727) | | 4,582 |
| **CONVERTIBLE BONDS 0.0%** | | |
| Terex, 4.00%, 6/1/15 | 26,000 | 34 |
| Total Convertible Bonds (Cost $26) | | 34 |
| **CORPORATE BONDS 5.5%** | | |
| Advance Auto Parts, 5.75%, 5/1/20 | 115,000 | 132 |
| Affiliated Computer Services, 5.20%, 6/1/15 | 185,000 | 199 |
| Allegheny Energy Supply, 6.75%, 10/15/39 (4) | 245,000 | 264 |
| Allegheny Technologies, 5.95%, 1/15/21 | 615,000 | 693 |
| Altria Group, 4.75%, 5/5/21 | 500,000 | 557 |
| Altria Group, 9.25%, 8/6/19 | 145,000 | 199 |
| AMB Property, 4.50%, 8/15/17 | 305,000 | 321 |
| AMB Property, 6.625%, 12/1/19 | 240,000 | 281 |
| America Movil, 2.375%, 9/8/16 | 535,000 | 543 |
| America Movil, 5.00%, 10/16/19 | 285,000 | 321 |
| American International Group, 3.80%, 3/22/17 | 390,000 | 397 |
| American International Group, 4.25%, 9/15/14 | 315,000 | 327 |
| American International Group, 5.45%, 5/18/17 | 90,000 | 97 |
| American International Group, 6.40%, 12/15/20 | 80,000 | 90 |
| American Tower, 4.70%, 3/15/22 | 740,000 | 769 |
| American Tower Trust, 5.957%, 4/15/37 (4) | 530,000 | 561 |
| Ameriprise Financial, 7.30%, 6/28/19 | 280,000 | 353 |

| | | |
|---|---|---|
| AmerisourceBergen, 3.50%, 11/15/21 | 25,000 | 26 |
| Anadarko Petroleum, 6.375%, 9/15/17 | 375,000 | 440 |
| Apache, 3.25%, 4/15/22 | 255,000 | 267 |
| Apache, 5.10%, 9/1/40 | 90,000 | 103 |
| Appalachian Power, 6.375%, 4/1/36 | 75,000 | 95 |
| ArcelorMittal, 3.75%, 2/25/15 | 255,000 | 256 |
| ArcelorMittal, 3.75%, 3/1/16 | 125,000 | 125 |
| ArcelorMittal, 4.50%, 2/25/17 | 380,000 | 371 |
| ArcelorMittal, 5.375%, 6/1/13 | 485,000 | 499 |
| Aristotle Holding, 3.90%, 2/15/22 (4) | 200,000 | 209 |
| Assured Guaranty, VR, 6.40%, 12/15/66 (4) | 630,000 | 416 |
| AT&T, 5.55%, 8/15/41 | 250,000 | 293 |
| BAA Funding, 4.875%, 7/15/23 (4) | 520,000 | 546 |
| Bank of America, 3.875%, 3/22/17 | 435,000 | 433 |
| Bank of America, 5.65%, 5/1/18 | 375,000 | 390 |
| Banque PSA Finance, 4.375%, 4/4/16 (4) | 375,000 | 368 |
| Barclays Bank, 5.20%, 7/10/14 | 265,000 | 280 |
| Barclays Bank, 6.75%, 5/22/19 | 280,000 | 323 |
| Barrick North America Finance, 5.70%, 5/30/41 | 705,000 | 792 |
| Berkshire Hathaway Finance, 4.25%, 1/15/21 | 390,000 | 430 |
| Black Hills, 6.50%, 5/15/13 | 320,000 | 335 |
| Boardwalk Pipelines, 5.50%, 2/1/17 | 130,000 | 144 |
| BPCE, 2.375%, 10/4/13 (4) | 320,000 | 314 |
| British Sky Broadcasting, 6.10%, 2/15/18 (4) | 115,000 | 136 |
| Buckeye Partners, 4.875%, 2/1/21 | 65,000 | 66 |
| Buckeye Partners, 5.50%, 8/15/19 | 335,000 | 359 |
| Buckeye Partners, 6.05%, 1/15/18 | 190,000 | 213 |
| Bunge Finance, 5.90%, 4/1/17 | 290,000 | 328 |
| Bunge Limited Finance, 4.10%, 3/15/16 | 155,000 | 164 |

| | | |
|---|---|---|
| Burlington Northern Santa Fe, 5.05%, 3/1/41 | 295,000 | 328 |
| Burlington Northern Santa Fe, 5.40%, 6/1/41 | 180,000 | 210 |
| Canadian National Railway, 2.85%, 12/15/21 | 130,000 | 135 |
| Canadian Natural Resources, 6.25%, 3/15/38 | 410,000 | 510 |
| Capital One Financial, 2.125%, 7/15/14 | 80,000 | 81 |
| Capital One Financial, 2.15%, 3/23/15 | 210,000 | 211 |
| Capital One Financial, 7.375%, 5/23/14 | 300,000 | 330 |
| Celulosa Arauco y Constitucion, 4.75%, 1/11/22 (4) | 30,000 | 31 |
| Celulosa Arauco y Constitucion, 5.00%, 1/21/21 | 90,000 | 94 |
| Celulosa Arauco y Constitucion, 5.125%, 7/9/13 | 330,000 | 340 |
| Citigroup, 5.375%, 8/9/20 | 1,205,000 | 1,290 |
| Citigroup, 8.50%, 5/22/19 | 440,000 | 537 |
| CNA Financial, 5.875%, 8/15/20 | 305,000 | 334 |
| Comcast, 6.95%, 8/15/37 | 410,000 | 528 |
| Constellation Energy, 5.15%, 12/1/20 | 470,000 | 519 |
| Continental Airlines, 4.75%, 7/12/22 | 117,689 | 123 |
| Continental Airlines, 7.25%, 5/10/21 | 284,050 | 320 |
| Cox Communications, 8.375%, 3/1/39 (4) | 315,000 | 456 |
| Crown Castle Towers, 6.113%, 1/15/40 (4) | 539,000 | 625 |
| DCP Midstream Operating, 3.25%, 10/1/15 | 275,000 | 278 |
| Delta Air Lines, 5.30%, 10/15/20 | 74,473 | 79 |
| Delta Air Lines, 7.75%, 6/17/21 | 118,428 | 135 |
| Delta Air Lines, ETC, 4.95%, 5/23/19 | 109,946 | 117 |
| Diamond Offshore Drilling, 5.875%, 5/1/19 | 305,000 | 363 |
| DIRECTV Holdings, 2.40%, 3/15/17 | 300,000 | 301 |
| DIRECTV Holdings, 5.875%, 10/1/19 | 570,000 | 658 |
| DNB NOR Bank, 3.20%, 4/3/17 (4) | 455,000 | 462 |
| Dow Chemical, 2.50%, 2/15/16 | 260,000 | 267 |
| Dow Chemical, 8.55%, 5/15/19 | 300,000 | 398 |

| | | |
|---|---|---|
| Dr Pepper Snapple Group, 3.20%, 11/15/21 | 170,000 | 176 |
| EDP Finance, 5.375%, 11/2/12 (4) | 270,000 | 270 |
| El Paso Natural Gas, 5.95%, 4/15/17 | 137,000 | 154 |
| Enbridge Energy Partners, 5.20%, 3/15/20 | 80,000 | 91 |
| Enbridge Energy Partners, 5.50%, 9/15/40 | 185,000 | 202 |
| Energizer Holdings, 4.70%, 5/24/22 | 375,000 | 391 |
| Energy Transfer Partners, 5.20%, 2/1/22 | 405,000 | 428 |
| Enogex, 6.25%, 3/15/20 (4) | 150,000 | 173 |
| Ensco, 3.25%, 3/15/16 | 525,000 | 552 |
| Enterprise Products Operations, 3.20%, 2/1/16 | 215,000 | 226 |
| Enterprise Products Operations, 5.95%, 2/1/41 | 345,000 | 397 |
| Enterprise Products Operations, 7.55%, 4/15/38 | 185,000 | 248 |
| EQT, 4.875%, 11/15/21 | 575,000 | 593 |
| ERAC USA Finance, 2.25%, 1/10/14 (4) | 170,000 | 172 |
| ERAC USA Finance, 4.50%, 8/16/21 (4) | 115,000 | 124 |
| ERAC USA Finance, 5.25%, 10/1/20 (4) | 275,000 | 309 |
| Exelon Generation, 6.25%, 10/1/39 | 285,000 | 336 |
| Express Scripts, 3.125%, 5/15/16 | 340,000 | 353 |
| Express Scripts, 6.25%, 6/15/14 | 180,000 | 197 |
| Federal Realty Investment Trust, 5.90%, 4/1/20 | 40,000 | 46 |
| Federal Realty Investment Trust, 6.00%, 7/15/12 | 220,000 | 221 |
| Fifth Third Bancorp, 3.50%, 3/15/22 | 180,000 | 184 |
| Fifth Third Bancorp, 3.625%, 1/25/16 | 275,000 | 289 |
| Fifth Third Bancorp, 6.25%, 5/1/13 | 10,000 | 10 |
| Fifth Third Bancorp, 8.25%, 3/1/38 | 175,000 | 249 |
| FirstEnergy Solutions, 4.80%, 2/15/15 | 335,000 | 359 |
| Fiserv, 3.125%, 6/15/16 | 155,000 | 160 |
| Ford Motor Credit, 5.75%, 2/1/21 | 1,305,000 | 1,481 |
| GATX, 3.50%, 7/15/16 | 180,000 | 186 |

| | | |
|---|---|---|
| GATX, 4.85%, 6/1/21 | 380,000 | 399 |
| GE Capital, 2.10%, 1/7/14 | 620,000 | 630 |
| GE Capital, 5.30%, 2/11/21 | 1,055,000 | 1,178 |
| GE Capital, 5.875%, 1/14/38 | 690,000 | 788 |
| Goldman Sachs, 3.70%, 8/1/15 | 1,160,000 | 1,150 |
| Goldman Sachs, 5.75%, 1/24/22 | 395,000 | 404 |
| Grupo Bimbo, 4.50%, 1/25/22 (4) | 100,000 | 104 |
| GTP Acquisition Partners, 4.347%, 6/15/41 (4) | 130,000 | 134 |
| H.J. Heinz, 1.50%, 3/1/17 | 295,000 | 295 |
| Hess, 6.00%, 1/15/40 | 120,000 | 134 |
| Hess, 7.875%, 10/1/29 | 185,000 | 244 |
| Hess, 8.125%, 2/15/19 | 85,000 | 111 |
| Hewlett-Packard, 3.00%, 9/15/16 | 480,000 | 491 |
| Hewlett-Packard, 4.05%, 9/15/22 | 305,000 | 301 |
| Hewlett-Packard, 4.65%, 12/9/21 | 140,000 | 145 |
| Holcim, 6.00%, 12/30/19 (4) | 275,000 | 290 |
| Hospitality Properties Trust, 5.625%, 3/15/17 | 315,000 | 339 |
| HSBC Holdings, 5.10%, 4/5/21 | 405,000 | 450 |
| HSBC Holdings, 6.50%, 5/2/36 | 250,000 | 278 |
| Hyatt Hotels, 3.875%, 8/15/16 | 525,000 | 554 |
| Iberdrola Finance Ireland, 3.80%, 9/11/14 (4) | 260,000 | 260 |
| International Lease Finance, 6.625%, 11/15/13 | 400,000 | 410 |
| International Paper, 4.75%, 2/15/22 | 690,000 | 738 |
| Interpublic Group of Companies, 4.00%, 3/15/22 | 490,000 | 490 |
| Interpublic Group of Companies, 10.00%, 7/15/17 | 260,000 | 294 |
| Jefferies Group, 3.875%, 11/9/15 | 160,000 | 154 |
| Jefferies Group, 5.875%, 6/8/14 | 306,000 | 312 |
| JPMorgan Chase, 4.50%, 1/24/22 | 1,060,000 | 1,132 |
| JPMorgan Chase, 6.00%, 1/15/18 | 380,000 | 426 |

| | | |
|---|---|---|
| JPMorgan Chase Capital XXII, 6.45%, 1/15/87 | 400,000 | 399 |
| JPMorgan Chase Capital XXVII, 7.00%, 11/1/39 | 215,000 | 216 |
| Kaiser Permanente, 3.50%, 4/1/22 | 275,000 | 286 |
| KeyCorp, 3.75%, 8/13/15 | 245,000 | 259 |
| KeyCorp, 5.10%, 3/24/21 | 135,000 | 153 |
| Kilroy Realty, 4.80%, 7/15/18 | 270,000 | 287 |
| Kilroy Realty, 6.625%, 6/1/20 | 350,000 | 407 |
| Kinder Morgan Energy Partners, 3.95%, 9/1/22 | 460,000 | 465 |
| Kinder Morgan Energy Partners, 4.15%, 3/1/22 | 100,000 | 103 |
| Kohl's, 4.00%, 11/1/21 | 125,000 | 130 |
| Kraft Foods, 3.50%, 6/6/22 (4) | 540,000 | 538 |
| Kraft Foods, 5.00%, 6/4/42 (4) | 125,000 | 125 |
| Kroger, 5.00%, 4/15/42 | 380,000 | 382 |
| L-3 Communications, 4.75%, 7/15/20 | 515,000 | 550 |
| Life Technologies, 4.40%, 3/1/15 | 415,000 | 444 |
| Lincoln National, 4.85%, 6/24/21 | 245,000 | 258 |
| Magellan Midstream Partners, 4.25%, 2/1/21 | 50,000 | 54 |
| Marriott International, 3.00%, 3/1/19 | 255,000 | 259 |
| Massachusetts Electric, 5.90%, 11/15/39 (4) | 275,000 | 357 |
| Medco Health Solutions, 2.75%, 9/15/15 | 145,000 | 149 |
| Merrill Lynch, 6.875%, 4/25/18 | 580,000 | 636 |
| Merrill Lynch, 7.75%, 5/14/38 | 425,000 | 483 |
| Morgan Stanley, 6.625%, 4/1/18 | 410,000 | 416 |
| Morgan Stanley, 7.30%, 5/13/19 | 1,015,000 | 1,047 |
| Murphy Oil, 4.00%, 6/1/22 | 220,000 | 224 |
| Nabors Industries, 4.625%, 9/15/21 | 370,000 | 386 |
| Nabors Industries, 9.25%, 1/15/19 | 360,000 | 470 |
| NBC Universal, 5.15%, 4/30/20 | 550,000 | 637 |
| Nevada Power, 7.125%, 3/15/19 | 425,000 | 546 |

| | | |
|---|---|---|
| Newcrest Finance, 4.45%, 11/15/21 (4) | 435,000 | 445 |
| News America, 4.50%, 2/15/21 | 160,000 | 173 |
| News America, 6.15%, 3/1/37 | 155,000 | 175 |
| News America, 6.40%, 12/15/35 | 450,000 | 513 |
| NiSource Finance, 5.95%, 6/15/41 | 380,000 | 448 |
| NiSource Finance, 6.25%, 12/15/40 | 150,000 | 175 |
| Noble Energy, 6.00%, 3/1/41 | 295,000 | 340 |
| Noble Holding International, 5.25%, 3/15/42 | 440,000 | 449 |
| Nordea Bank, 3.125%, 3/20/17 (4) | 330,000 | 334 |
| Nordea Bank, 4.875%, 5/13/21 (4) | 585,000 | 563 |
| NuStar Logistics, 4.80%, 9/1/20 | 275,000 | 282 |
| O'Reilly Automotive, 4.875%, 1/14/21 | 320,000 | 355 |
| Omnicom Group, 4.45%, 8/15/20 | 715,000 | 773 |
| Oncor Electric Delivery, 4.55%, 12/1/41 (4) | 235,000 | 224 |
| ONEOK, 4.25%, 2/1/22 | 190,000 | 200 |
| Pennsylvania Electric, 6.15%, 10/1/38 | 130,000 | 156 |
| Pernod Ricard, 4.45%, 1/15/22 (4) | 210,000 | 220 |
| Petrohawk Energy, 7.25%, 8/15/18 | 215,000 | 244 |
| Phillips 66, 4.30%, 4/1/22 (4) | 505,000 | 526 |
| Phillips 66, 5.875%, 5/1/42 (4) | 160,000 | 170 |
| Plains All American Pipeline, 5.75%, 1/15/20 | 270,000 | 315 |
| Plains All American Pipeline, 6.50%, 5/1/18 | 170,000 | 206 |
| PNC Funding, 3.30%, 3/8/22 | 305,000 | 310 |
| PNC Funding, 3.625%, 2/8/15 | 255,000 | 272 |
| PNC Funding, 5.625%, 2/1/17 | 260,000 | 292 |
| PPL WEM Holdings, 3.90%, 5/1/16 (4) | 300,000 | 320 |
| Principal Financial Group, 6.05%, 10/15/36 | 335,000 | 387 |
| Provident, 7.00%, 7/15/18 | 375,000 | 438 |
| Prudential Financial, 4.75%, 9/17/15 | 205,000 | 222 |

| | | |
|---|---|---|
| Prudential Financial, 5.375%, 6/21/20 | 200,000 | 225 |
| Public Service Company of Oklahoma, 5.15%, 12/1/19 | 210,000 | 244 |
| Raymond James Financial, 4.25%, 4/15/16 | 100,000 | 104 |
| RCI Banque, 4.60%, 4/12/16 (4) | 395,000 | 396 |
| Regency Centers, 5.875%, 6/15/17 | 170,000 | 191 |
| Regions Financial, 5.75%, 6/15/15 | 140,000 | 145 |
| Reinsurance Group of America, 5.00%, 6/1/21 | 155,000 | 165 |
| Reinsurance Group of America, 5.625%, 3/15/17 | 185,000 | 203 |
| Reinsurance Group of America, 6.45%, 11/15/19 | 180,000 | 205 |
| Reliance Holdings USA, 4.50%, 10/19/20 (4) | 250,000 | 234 |
| Reliance Holdings USA, 5.40%, 2/14/22 (4) | 250,000 | 250 |
| Republic Services, 3.55%, 6/1/22 | 250,000 | 254 |
| Republic Services, 5.70%, 5/15/41 | 470,000 | 535 |
| Reynolds American, 7.625%, 6/1/16 | 385,000 | 467 |
| Roper Industries, 6.25%, 9/1/19 | 330,000 | 399 |
| Rowan Companies, 5.00%, 9/1/17 | 485,000 | 525 |
| Royal Bank of Scotland, 3.40%, 8/23/13 | 460,000 | 464 |
| Safeway, 3.40%, 12/1/16 | 260,000 | 265 |
| SLM, 6.00%, 1/25/17 | 515,000 | 506 |
| SLM, 8.45%, 6/15/18 | 320,000 | 340 |
| Southwest Airlines, 5.125%, 3/1/17 | 350,000 | 388 |
| Southwest Gas, 3.875%, 4/1/22 | 115,000 | 122 |
| SunTrust Banks, 3.60%, 4/15/16 | 265,000 | 275 |
| Talisman Energy, 3.75%, 2/1/21 | 750,000 | 754 |
| Tampa Electric, 6.15%, 5/15/37 | 465,000 | 622 |
| Telecom Italia Capital, 5.25%, 11/15/13 | 400,000 | 399 |
| Telecom Italia Capital, 6.175%, 6/18/14 | 300,000 | 302 |
| Telefonica Emisiones, 3.992%, 2/16/16 | 350,000 | 323 |
| Telefonica Emisiones, 6.221%, 7/3/17 | 275,000 | 264 |

| | | |
|---|---|---|
| Xerox, 6.35%, 5/15/18 | 345,000 | 406 |
| Total Corporate Bonds (Cost $80,256) | | 84,949 |

## ASSET-BACKED SECURITIES 0.7%

| | | |
|---|---|---|
| Ally Auto Receivables Trust<br>Series 2009-B, Class C<br>4.06%, 5/16/16 (4) | 875,000 | 906 |
| AmeriCredit Automobile Receivables Trust<br>Series 2011-2, Class A3<br>1.61%, 10/8/15 | 615,000 | 620 |
| Cabela's Credit Card Master Trust<br>Series 2011-2A, Class A1<br>2.39%, 6/17/19 (4) | 545,000 | 569 |
| Chase Funding Mortgage Loan<br>Series 2002-2, Class 1M1<br>5.599%, 9/25/31 | 43,846 | 31 |
| CIT Equipment Collateral Trust<br>Series 2012-VT1, Class A3<br>1.10%, 8/22/16 (4) | 295,000 | 295 |
| Countrywide Home Equity Loan Trust<br>Series 2004-BC1, Class M2, VR<br>1.844%, 1/25/34 | 142,584 | 92 |
| Dominos Pizza Master Issuer<br>Series 2012-1A, Class A2<br>5.216%, 1/25/42 (4) | 1,265,238 | 1,318 |
| Ford Credit Floorplan Master Owner<br>Series 2010-3, Class C<br>4.99%, 2/15/17 (4) | 835,000 | 895 |
| Fosse Master Issuer<br>Series 2011-1A, Class A2, CMO, VR<br>1.866%, 10/18/54 (4) | 300,000 | 302 |
| Fosse Master Issuer<br>Series 2011-1A, Class A5, CMO, VR<br>1.966%, 10/18/54 (4) | 200,000 | 201 |
| GE Capital Credit Card Master Note Trust<br>Series 2012-2, Class A<br>2.22%, 1/15/22 | 705,000 | 719 |

## NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 1.2%

| | | |
|---|---|---|
| Banc of America Commercial Mortgage Series 2005-3, Class A2 4.501%, 7/10/43 | 244,612 | 245 |
| Banc of America Commercial Mortgage Series 2007-1, Class AAB 5.422%, 1/15/49 | 1,534,916 | 1,627 |
| Banc of America Commercial Mortgage Series 2007-5, Class A4 5.492%, 2/10/51 | 425,000 | 479 |
| Banc of America Commercial Mortgage Series 2008-1, Class A4, VR 6.205%, 2/10/51 | 695,000 | 807 |
| Banc of America Mortgage Securities Series 2004-A, Class 2A2, CMO, ARM 2.966%, 2/25/34 | 107,742 | 99 |
| Banc of America Mortgage Securities Series 2004-D, Class 2A2, CMO, ARM 3.117%, 5/25/34 | 106,881 | 98 |
| Banc of America Mortgage Securities Series 2004-H, Class 2A2, CMO, ARM 2.76%, 9/25/34 | 82,679 | 75 |
| Banc of America Mortgage Securities Series 2004-I, Class 3A2, CMO, ARM 2.756%, 10/25/34 | 43,210 | 43 |
| Banc of America Mortgage Securities Series 2005-J, Class 2A1, CMO, ARM 2.792%, 11/25/35 | 468,085 | 363 |
| Banc of America Mortgage Securities Series 2005-J, Class 3A1, CMO, ARM 5.225%, 11/25/35 | 176,767 | 155 |
| Bear Stearns Commercial Mortgage Securities Series 2006-PW13, Class A4 5.54%, 9/11/41 | 791,000 | 894 |
| Bear Stearns Commercial Mortgage Securities Series 2007-PW15, Class AAB 5.315%, 2/11/44 | 1,209,975 | 1,261 |

| | | |
|---|---|---|
| Bear Stearns Commercial Mortgage Securities<br>Series 2007-PW17, Class A4, VR<br>5.694%, 6/11/50 | 545,000 | 620 |
| Commercial Mortgage Loan Trust<br>Series 2008-LS1, Class A4B, VR<br>6.003%, 12/10/49 | 550,000 | 622 |
| Deutsche Bank/UBS Mortgage Trust<br>Series 2011-LC3A, Class A2<br>3.642%, 8/10/44 | 570,000 | 612 |
| Greenwich Capital Commercial Funding<br>Series 2005-GG3, Class AAB<br>4.619%, 8/10/42 | 144,663 | 148 |
| Greenwich Capital Commercial Funding<br>Series 2006-GG7, Class A4, VR<br>5.874%, 7/10/38 | 710,000 | 801 |
| JPMorgan Chase Commercial Mortgage Securities<br>Series 2005-LDP4, Class ASB, VR<br>4.824%, 10/15/42 | 773,972 | 803 |
| JPMorgan Chase Commercial Mortgage Securities<br>Series 2006-CB14, Class A4, VR<br>5.481%, 12/12/44 | 1,180,000 | 1,301 |
| JPMorgan Chase Commercial Mortgage Securities<br>Series 2006-LDP9, Class A3<br>5.336%, 5/15/47 | 805,000 | 874 |
| JPMorgan Chase Commercial Mortgage Securities<br>Series 2007-C1, Class A4<br>5.716%, 2/15/51 | 1,410,000 | 1,578 |
| JPMorgan Chase Commercial Mortgage Securities<br>Series 2011-C3A, Class B, VR<br>5.013%, 2/15/46 (4) | 275,000 | 299 |
| LB-UBS Commercial Mortgage Trust<br>Series 2006-C4, Class A4, VR<br>5.87%, 6/15/38 | 1,095,000 | 1,237 |
| LB-UBS Commercial Mortgage Trust<br>Series 2006-C6, Class A4<br>5.372%, 9/15/39 | 505,000 | 571 |
| LB-UBS Commercial Mortgage Trust<br>Series 2007-C2, Class A3<br>5.43%, 2/15/40 | 200,000 | 219 |

| | | |
|---|---|---|
| LB-UBS Commercial Mortgage Trust<br>Series 2008-C1, Class AM, VR<br>6.159%, 4/15/41 | 90,000 | 92 |
| Merrill Lynch Mortgage Investors<br>Series 2005-WMC1, Class M1, CMO, VR<br>0.989%, 9/25/35 | 88,111 | 84 |
| Merrill Lynch Mortgage Trust<br>Series 2006-C2, Class AM, VR<br>5.782%, 8/12/43 | 65,000 | 66 |
| Merrill Lynch Mortgage Trust<br>Series 2007-C1, Class A4, VR<br>5.847%, 6/12/50 | 590,000 | 652 |
| Morgan Stanley Capital I<br>Series 2007-IQ15, Class A4, VR<br>5.88%, 6/11/49 | 775,000 | 871 |
| Sequoia Mortgage Trust<br>Series 2010-H1, Class A1, CMO, ARM<br>3.75%, 2/25/40 | 64,681 | 66 |
| WaMu Mortgage PTC<br>Series 2005-AR12, Class 2A1, CMO, ARM<br>4.837%, 9/25/35 | 25,796 | 24 |
| Wells Fargo Mortgage Backed Securities Trust<br>Series 2003-O, Class 5A1, CMO, ARM<br>4.876%, 1/25/34 | 115,167 | 111 |
| Wells Fargo Mortgage Backed Securities Trust<br>Series 2005-AR2, Class 2A2, CMO, ARM<br>2.614%, 3/25/35 | 164,364 | 151 |
| WF-RBS Commercial Mortgage Trust<br>Series 2011-C2, Class B, VR<br>5.174%, 2/15/44 (4) | 540,000 | 581 |
| Total Non-U.S. Government Mortgage-Backed Securities (Cost $17,938) | | 18,529 |

## U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 7.7%

**U.S. Government Agency Obligations 7.0% (5)**

| | | |
|---|---|---|
| Federal Home Loan Mortgage | | |
| 4.00%, 1/1/25 - 2/1/41 | 2,804,907 | 2,982 |

| | | |
|---|---|---|
| 4.50%, 5/1/19 - 9/1/40 | 5,889,872 | 6,299 |
| 5.00%, 10/1/18 - 8/1/40 | 5,102,792 | 5,510 |
| 5.50%, 3/1/18 - 10/1/38 | 2,432,863 | 2,647 |
| 6.00%, 8/1/21 - 8/1/38 | 1,461,261 | 1,624 |
| 6.50%, 11/1/29 - 7/1/35 | 238,185 | 273 |
| 7.00%, 10/1/25 - 6/1/32 | 28,508 | 34 |
| Federal Home Loan Mortgage, ARM | | |
| 2.475%, 7/1/35 | 55,984 | 59 |
| 2.535%, 9/1/32 | 5,790 | 6 |
| 2.705%, 1/1/37 | 75,647 | 80 |
| 2.755%, 2/1/35 | 279,069 | 298 |
| 2.78%, 2/1/37 | 258,577 | 277 |
| 5.98%, 10/1/36 | 266,444 | 289 |
| 6.084%, 10/1/36 | 410,318 | 447 |
| 6.259%, 8/1/36 | 189,480 | 207 |
| Federal Home Loan Mortgage, CMO, 5.50%, 8/15/16 | 711,807 | 733 |
| Federal Home Loan Mortgage, CMO, IO, 4.50%, 4/15/18 | 12,554 | — |
| Federal Home Loan Mortgage, TBA | | |
| 3.50%, 1/1/42 | 892,000 | 935 |
| 4.00%, 1/1/41 | 1,587,000 | 1,684 |
| Federal National Mortgage Assn. | | |
| 3.50%, 2/1/26 - 4/1/42 | 2,770,755 | 2,917 |
| 4.00%, 1/1/26 - 2/1/42 | 13,802,741 | 14,709 |
| 4.50%, 5/1/19 - 12/1/41 | 14,270,870 | 15,360 |
| 5.00%, 10/1/18 - 7/1/41 | 14,034,776 | 15,287 |
| 5.50%, 1/1/17 - 6/1/40 | 11,871,570 | 13,016 |
| 6.00%, 5/1/21 - 5/1/42 | 9,296,575 | 10,323 |
| 6.50%, 5/1/17 - 11/1/37 | 1,901,507 | 2,160 |
| 7.00%, 2/1/30 - 7/1/37 | 94,075 | 111 |

| | | |
|---|---|---|
| 8.50%, 11/1/21 | 181 | – |
| Federal National Mortgage Assn., ARM | | |
| 2.428%, 11/1/35 | 174,260 | 186 |
| 2.502%, 8/1/36 | 228,001 | 242 |
| 2.899%, 12/1/36 | 162,786 | 175 |
| Federal National Mortgage Assn., CMO, 7.25%, 5/25/20 | 52,512 | 56 |
| Federal National Mortgage Assn., CMO, IO, 6.50%, 2/1/32 | 32,330 | 6 |
| Federal National Mortgage Assn., TBA | | |
| 3.50%, 1/1/41 | 3,725,000 | 3,911 |
| 4.00%, 1/1/26 - 1/1/41 | 1,788,000 | 1,903 |
| 4.50%, 1/1/35 | 2,998,000 | 3,216 |
| | | 107,962 |
| **U.S. Government Obligations 0.7%** | | |
| Government National Mortgage Assn. | | |
| 3.50%, 3/20/42 - 5/20/42 | 2,449,062 | 2,618 |
| 4.50%, 11/20/40 | 2,606,547 | 2,879 |
| 5.00%, 10/20/39 | 105,521 | 117 |
| 5.50%, 10/20/32 - 2/20/35 | 357,094 | 398 |
| 6.00%, 5/15/17 - 9/20/38 | 876,985 | 987 |
| 6.50%, 3/15/26 - 2/15/29 | 29,508 | 35 |
| 7.00%, 3/15/13 - 9/20/27 | 14,536 | 16 |
| 7.50%, 2/15/16 - 1/15/30 | 28,917 | 31 |
| 8.00%, 9/15/22 - 10/20/25 | 5,131 | 6 |
| Government National Mortgage Assn., CMO, IO 4.50%, 11/20/37 - 12/20/39 | 2,286,371 | 314 |
| Government National Mortgage Assn., TBA, 3.50%, 1/1/42 | 3,295,000 | 3,516 |
| | | 10,917 |
| Total U.S. Government & Agency Mortgage-Backed Securities (Cost $115,766) | | 118,879 |

## U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 3.3%

**U.S. Government Agency Obligations 0.1% (6)**

| | | |
|---|---|---|
| Federal National Mortgage Assn., 7.125%, 1/15/30 | 1,270,000 | 2,008 |
| Resolution Funding, 8.125%, 10/15/19 | 210,000 | 306 |
| | | 2,314 |

**U.S. Treasury Obligations 3.2%**

| | | |
|---|---|---|
| U.S. Treasury Bonds, 4.625%, 2/15/40 | 4,560,000 | 6,442 |
| U.S. Treasury Bonds, 6.75%, 8/15/26 | 2,155,000 | 3,429 |
| U.S. Treasury Inflation-Indexed Notes, 1.875%, 7/15/13 | 3,054,247 | 3,153 |
| U.S. Treasury Notes, 0.875%, 2/28/17 | 6,080,000 | 6,152 |
| U.S. Treasury Notes, 1.25%, 3/15/14 | 2,885,000 | 2,935 |
| U.S. Treasury Notes, 1.75%, 8/15/12 | 2,080,000 | 2,087 |
| U.S. Treasury Notes, 2.25%, 5/31/14 | 4,925,000 | 5,117 |
| U.S. Treasury Notes, 2.625%, 7/31/14 (7) | 12,080,000 | 12,686 |
| U.S. Treasury Notes, 2.625%, 4/30/16 | 1,585,000 | 1,713 |
| U.S. Treasury Notes, 2.75%, 2/15/19 (7) | 1,640,000 | 1,834 |
| U.S. Treasury Notes, 3.125%, 9/30/13 | 2,900,000 | 3,011 |
| | | 48,559 |
| Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $47,290) | | 50,873 |

## FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 0.6%

| | | |
|---|---|---|
| Centrais Electricas Brasileiras, 5.75%, 10/27/21 (4) | 405,000 | 432 |
| Codelco, 7.50%, 1/15/19 (4) | 190,000 | 244 |
| Electricite de France, 6.95%, 1/26/39 (4) | 260,000 | 315 |
| Gazprom, 4.95%, 5/23/16 (4) | 435,000 | 449 |
| Government of Bermuda, 5.603%, 7/20/20 (4) | 255,000 | 292 |

| | | |
|---|---|---|
| Korea Hydro & Nuclear Power, 3.125%, 9/16/15 (4) | 265,000 | 270 |
| Korea National Oil, 4.00%, 10/27/16 (4) | 200,000 | 211 |
| National Gas of Trinidad & Tobago, 6.05%, 1/15/36 (4) | 220,000 | 220 |
| Petrobras International Finance, 5.75%, 1/20/20 | 150,000 | 164 |
| Petrobras International Finance, 5.875%, 3/1/18 | 420,000 | 466 |
| Petrobras International Finance, 7.875%, 3/15/19 | 175,000 | 213 |
| Petroleos Mexicanos, 4.875%, 1/24/22 (4) | 920,000 | 968 |
| Petroleos Mexicanos, 6.50%, 6/2/41 | 70,000 | 79 |
| Province of Manitoba, 1.30%, 4/3/17 | 545,000 | 553 |
| Province of Ontario, 1.60%, 9/21/16 | 760,000 | 775 |
| Republic of Brazil, 11.00%, 8/17/40 | 405,000 | 524 |
| Republic of Chile, 3.875%, 8/5/20 | 220,000 | 244 |
| Republic of Peru, 7.125%, 3/30/19 | 360,000 | 459 |
| Republic of Poland, 3.875%, 7/16/15 | 600,000 | 624 |
| Republic of South Africa, 5.50%, 3/9/20 | 410,000 | 458 |
| Republic of South Africa, 6.50%, 6/2/14 | 220,000 | 244 |
| Swedish Export Credit, 5.125%, 3/1/17 | 800,000 | 920 |
| United Mexican States, 6.375%, 1/16/13 | 390,000 | 403 |
| Total Foreign Government Obligations & Municipalities (Cost $8,798) | | 9,527 |
| **MUNICIPAL SECURITIES 1.1%** | | |
| **Arizona 0.0%** | | |
| Salt River Project Agricultural Improvement & Power, Build America, 4.839%, 1/1/41 | 380,000 | 471 |
| | | 471 |
| **California 0.1%** | | |
| Bay Area Toll Auth., Build America, 6.263%, 4/1/49 | 310,000 | 432 |
| East Bay Municipal Utility Dist., Build America, 5.874%, 6/1/40 | 530,000 | 720 |
| Los Angeles Airport, Build America, 7.053%, 5/15/40 | 295,000 | 406 |

| | | |
|---|---|---|
| San Diego County Water Auth., Build America, 6.138%, 5/1/49 | 170,000 | 230 |
| | | 1,788 |
| **Colorado 0.0%** | | |
| Regional Transportation Dist., Sales Tax, 5.00%, 11/1/38 | 295,000 | 331 |
| | | 331 |
| **District of Columbia 0.0%** | | |
| District of Columbia, Build America, 5.591%, 12/1/34 | 70,000 | 93 |
| District of Columbia, Income Tax, 5.25%, 12/1/34 | 295,000 | 355 |
| | | 448 |
| **Florida 0.1%** | | |
| Florida Board of Ed., Lottery, 5.00%, 7/1/20 | 690,000 | 849 |
| | | 849 |
| **Illinois 0.1%** | | |
| Chicago O'Hare Int'l. Airport, Build America, 6.395%, 1/1/40 | 260,000 | 342 |
| Chicago Transit Auth., Regional Transportation Auth. 6.899%, 12/1/40 | 380,000 | 462 |
| Metropolitan Water Reclamation Dist. of Greater Chicago, Build America, 5.72%, 12/1/38 | 430,000 | 556 |
| | | 1,360 |
| **Kansas 0.0%** | | |
| Kansas Dev. Fin. Auth., Public Employee Retirement 5.501%, 5/1/34 (8) | 240,000 | 290 |
| | | 290 |
| **Maryland 0.1%** | | |
| Maryland Transportation Auth., Build America, 5.754%, 7/1/41 | 590,000 | 788 |
| Maryland Transportation Auth., Build America, 5.888%, 7/1/43 | 375,000 | 519 |
| | | 1,307 |

The accompanying notes are an integral part of these financial statements.

## Statement of Assets and Liabilities

($000s, except shares and per share amounts)

| | |
|---|---|
| **Assets** | |
| Investments in securities, at value (cost $1,338,104) | $ 1,565,769 |
| Receivable for investment securities sold | 14,380 |
| Dividends and interest receivable | 4,780 |
| Receivable for shares sold | 876 |
| Foreign currency (cost $187) | 165 |
| Other assets | 4,480 |
| Total assets | 1,590,450 |
| **Liabilities** | |
| Payable for investment securities purchased | 29,779 |
| Obligation to return securities lending collateral | 15,556 |
| Investment management fees payable | 557 |
| Payable for shares redeemed | 483 |
| Due to affiliates | 203 |
| Unrealized loss on swaps | 68 |
| Variation margin payable on futures contracts | 32 |
| Other liabilities | 4,379 |
| Total liabilities | 51,057 |
| **NET ASSETS** | $ 1,539,393 |
| **Net Assets Consist of:** | |
| Undistributed net investment income | $ 8,728 |
| Accumulated undistributed net realized loss | (22,268) |
| Net unrealized gain | 227,482 |
| Paid-in capital applicable to 79,976,053 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized | 1,325,451 |
| **NET ASSETS** | $ 1,539,393 |
| **NET ASSET VALUE PER SHARE** | $ 19.25 |

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Personal Strategy Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Personal Strategy Balanced Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on July 29, 1994. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income. The fund pursues this objective by investing in a diversified portfolio typically consisting of approximately 60% stocks, 30% bonds, and 10% money market securities.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid quarterly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $15,000 for the year ended May 31, 2012. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption will have no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Investments in private investment companies are valued at the entity’s net asset value (or equivalent) as of the valuation date. Financial futures contracts are valued at closing settlement prices. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on May 31, 2012:

Following is a reconciliation of the fund’s Level 3 holdings for the year ended May 31, 2012. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at May 31, 2012, totaled $6,000 for the year ended May 31, 2012.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended May 31, 2012, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of May 31, 2012, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended May 31, 2012, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended May 31, 2012, the fund’s exposure to futures, based on underlying notional amounts, was generally between 0% and 2% of net assets.

Credit Default Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; and/or to adjust portfolio duration or credit exposure. Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(s) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price of the underlying credit; or, in the case of an index swap, the market value of the contract relative to the notional amount. Therefore, the payment risk increases as the price of the relevant underlying credit, or market value of the index swap, declines due to market valuations of credit quality. As of May 31, 2012, the notional amount of protection sold by the fund totaled $920,000 (0.1% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. The value of a swap included in net assets is the unrealized gain or loss on the contract plus or minus any unamortized premiums paid or received, respectively. Appreciated swaps and premiums paid are reflected as assets, and depreciated swaps and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Net periodic receipts or payments required by swaps are accrued daily and are recorded as realized gain or loss for financial reporting purposes when settled; fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity or cash settlement. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment. During the year ended May 31, 2012, the fund’s exposure to swaps, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt Securities At May 31, 2012, approximately 12% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt securities, commonly referred to as “high yield” or “junk” bonds. The noninvestment-grade bond market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in the market’s psychology. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

TBA Purchase and Sale Commitments During the year ended May 31, 2012, the fund entered into to be announced (TBA) purchase and/or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such mortgage-backed securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBA purchase transactions with the intention of taking possession of the underlying mortgage securities; however, for either purchase or sale transactions, the fund also may extend the settlement by “rolling” the transaction. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBA commitments.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. On May 31, 2012, the value of aggregate collateral consisted of cash collateral investments of $15,556,000, and the value of loaned securities was $14,949,000.

T. Rowe Price Term Asset-Backed Opportunity Fund, L.L.C. During the year ended May 31, 2012, the fund was invested in the T. Rowe Price Term Asset-Backed Opportunity Fund, L.L.C. (private fund), a private investment company managed by T. Rowe Price Associates, Inc., that participates in the Term Asset-Backed Securities Loan Facility (TALF) program created and administered by the Federal Reserve Bank of New York (FRBNY). The TALF program provided eligible borrowers with term loans secured by eligible asset-backed securities and/or commercial mortgage-backed securities, which were either owned by the borrower or purchased by the borrower and subsequently pledged as collateral for a TALF loan. TALF loans generally are nonrecourse in nature. The private fund is treated as a partnership for federal income tax purposes. It has a limited life extending five years from the date on which the TALF program closed for any new loans, which was June 30, 2010. The private fund can have two possible extensions (one year each) with the consent of a majority of its investors. Invested capital generally will be returned to investors as underlying securities are liquidated and the TALF loans are repaid or mature, with the balance paid at maturity of the private fund. Ownership interests in the private fund may not be redeemed, sold, or assigned. As of May 31, 2012, outstanding capital commitments may no longer be called by the private fund.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with certain over-the-counter (OTC) financial instruments, including swaps, forward currency exchange contracts, TBA purchase commitments, and OTC options (collectively, covered OTC instruments). Subject to certain minimum exposure requirements (which typically range from $100,000 to $500,000), collateral requirements generally are determined and transfers made based on the net aggregate unrealized gain or loss on all OTC instruments covered by a particular collateral agreement with a specified counterparty. Collateral, both pledged by the fund to a counterparty and pledged by a counterparty to the fund, is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. Securities posted as collateral by the fund to a counterparty are so noted in the accompanying Portfolio of Investments and remain in the fund’s net assets. As of May 31, 2012, securities valued at $147,000 had been posted by the fund to counterparties. In accordance with GAAP, cash pledged by counterparties to the fund is included in the fund’s net assets; however, securities pledged by counterparties to the fund are not recorded by the fund. As of May 31, 2012, no collateral was pledged by counterparties to the fund.

At any point in time, the fund’s risk of loss from counterparty credit risk on covered OTC instruments is the aggregate unrealized gain on appreciated covered OTC instruments in excess of collateral, if any, pledged by the counterparty to the fund. Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against counterparty defaults. Generally, for exchange-traded derivatives such as futures and options, each broker, in its sole discretion, may change margin requirements applicable to the fund. In accordance with the terms of the relevant derivatives agreements, counterparties to OTC derivatives may be able to terminate derivative contracts prior to maturity after the occurrence of certain stated events, such as a decline in net assets above a certain percentage or a failure by the fund to perform its obligations under the contract. Upon termination, all transactions would typically be liquidated and a net amount would be owed by or payable to the fund.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $663,433,000 and $686,819,000, respectively, for the year ended May 31, 2012. Purchases and sales of U.S. government securities aggregated $359,094,000 and $392,752,000, respectively, for the year ended May 31, 2012.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income. Reclassifications between income and gain relate primarily to the character of paydown gains and losses on asset-backed securities. For the year ended May 31, 2012, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended May 31, 2012 and May 31, 2011, totaled $33,702,000 and $33,733,000, respectively, and were characterized as ordinary income for tax purposes. At May 31, 2012, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. During the year ended May 31, 2012, the fund utilized $53,431,000 of capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2012, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended May 31, 2012, expenses incurred pursuant to these service agreements were $188,000 for Price Associates; $421,000 for T. Rowe Price Services, Inc.; and $1,066,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain T. Rowe Price institutional funds and/or the T. Rowe Price Real Assets Fund (collectively, the underlying institutional funds) as a means of gaining efficient and cost-effective exposure to certain markets. The underlying institutional funds are open-end management investment companies managed by Price Associates and are considered affiliates of the fund. Each institutional fund pays an all-inclusive management and administrative fee to Price Associates; Real Assets Fund pays a management fee to Price Associates as well as operating expenses. To ensure that the fund does not incur duplicate management fees, Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset the management fees paid by the underlying institutional funds related to fund assets invested therein. Accordingly, the accompanying Statement of Operations includes management fees permanently waived pursuant to this agreement. Annual fee rates and amounts waived within the accompanying Statement of Operations related to shares of the underlying institutional funds for the year ended May 31, 2012, are as follows:

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Personal Strategy Funds, Inc. and
Shareholders of T. Rowe Price Personal Strategy Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Personal Strategy Balanced Fund (one of the portfolios comprising T. Rowe Price Personal Strategy Funds, Inc., hereafter referred to as the “Fund”) at May 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2012 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 13, 2012

Tax Information (Unaudited) for the Tax Year Ended 5/31/12

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $3,035,000 from short-term capital gains,

  $3,228,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $17,320,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $10,387,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 6, 2012, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with their deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities, such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the three-month and 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate (after including reductions of the management fee that resulted from the fund’s investments in T. Rowe Price Institutional Funds) was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The information also indicated that the fund’s total expense ratio was below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business, and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Retired
(1940)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
2001	Vornado Real Estate Investment Trust (2004 to present); Director and Member of the Advisory Board, Deutsche Bank North America
(2004 to present); Director, Mercantile Bankshares (2002 to 2007)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1994

Robert J. Gerrard, Jr.	Director and Chairman of Compensation Committee, Syniverse
(1952)	Holdings, Inc. (2008 to 2011); Executive Vice President and General
2012	Counsel, Scripps Networks, LLC (1997 to 2009); Advisory Board
Member, Pipeline Crisis/Winning Strategies (1997 to present)

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

Cecelia E. Rouse, Ph.D.	Professor and Researcher, Princeton University (1992 to present);
(1963)	Director, MDRC (2011 to present); Member, National Academy of
2012	Education (2010 to present); Research Associate, National Bureau of Economic Research’s Labor Studies Program (1998 to 2009
and 2011 to present); Member, President’s Council of Economic
Advisors (2009 to 2011); Member, The MacArthur Foundation
Network on the Transition to Adulthood and Public Policy (2000 to
2008); Member, National Advisory Committee for the Robert Wood
Johnson Foundation’s Scholars in Health Policy Research Program
(2008); Director and Member, National Economic Association
(2006 to 2008); Member, Association of Public Policy Analysis and
Management Policy Council (2006 to 2008); Member, Hamilton
Project’s Advisory Board at The Brookings Institute (2006 to 2008);
Chair of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2006 to 2008)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present); Managing Director, The Goldman Sachs Group,
2009	Inc. (1984 to 2008)

*Each independent director oversees 136 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[136]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[74]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Personal Strategy Funds	Principal Occupation(s)

Christopher D. Alderson (1962)	Director and President-International Equity,
Vice President	T. Rowe Price International; Company’s
Representative, Director, and Vice President,
Price Hong Kong; Director and Vice President,
Price Singapore; Vice President, T. Rowe Price
Group, Inc.

E. Frederick Bair, CFA, CPA (1969)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Jerome A. Clark, CFA (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Kimberly E. DeDominicis (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Ian D. Kelson (1956)	President-International Fixed Income, T. Rowe
Vice President	Price International; Vice President, T. Rowe
Price and T. Rowe Price Group, Inc.

John H. Laporte, CFA (1945)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Wyatt A. Lee, CFA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Vice President, Price Hong Kong,
Price Singapore, T. Rowe Price, T. Rowe Price
Group, Inc., and T. Rowe Price International

Larry J. Puglia, CFA, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Charles M. Shriver, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Guido F. Stubenrauch (1970)	Vice President, T. Rowe Price
Vice President

Mark J. Vaselkiv (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,375,000 and $1,539,000 respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Personal Strategy Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 13, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 13, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date July 13, 2012